                                                                     EXHIBIT 4.8



        FOURTH SUPPLEMENTAL INDENTURE (this "FOURTH SUPPLEMENTAL INDENTURE") dated as of March 12, 2002 between WEYERHAEUSER COMPANY, a Washington corporation (the "ISSUER"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank and Chemical Bank), a New York banking corporation, as trustee (the "TRUSTEE").

        WHEREAS the Issuer has executed and delivered to the Trustee an Indenture dated as of April 1, 1986 (the "ORIGINAL INDENTURE"), as amended and supplemented by the First Supplemental Indenture dated as of February 15, 1991 (the "FIRST SUPPLEMENTAL INDENTURE"), the Second Supplemental Indenture dated as of February 1, 1993 (the "SECOND SUPPLEMENTAL INDENTURE") and the Third Supplemental Indenture dated as of October 22, 2001 (the "THIRD SUPPLEMENTAL INDENTURE"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, is hereinafter called the "Prior Indenture" and the Prior Indenture, as amended and supplemented by this Fourth Supplemental Indenture, is hereinafter called, the "INDENTURE"), providing for the issuance and sale by the Issuer from time to time of its debt securities (the "SECURITIES");

        WHEREAS, Section 8.1 of the Prior Indenture provides that the Issuer may enter into a supplemental indenture without the consent of any Holder of the Securities to, among other things, (i) add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities or Coupons, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in the Indenture, (ii) establish the form or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections 2.1 and 2.3 of the Prior Indenture, or (iii) to make any other provisions as the Board of Directors may deem necessary or desirable, provided that no such action shall adversely affect the interests of the Holders of the Securities or Coupons. The Issuer has determined that this Fourth Supplemental Indenture complies with said Section 8.1 and does not require the consent of any Holders of Securities, and has furnished the Trustee with an Opinion of Counsel and an Officers' Certificate complying with the requirements of Section 8.4 of the Prior Indenture.

        WHEREAS the Issuer proposes in and by this Fourth Supplemental Indenture to supplement and amend the Prior Indenture in certain respects to (i) add to the covenants of the Issuer certain further covenants, restrictions, conditions and provisions for the protection of the Holders of Securities and to make the occurrence of a default in certain of such additional covenants, restrictions, conditions and provisions an Event of Default permitting the enforcement of the several remedies provided in the Indenture, and (ii) establish five separate series of Securities issued pursuant to the Indenture designated as the Floating Rate Notes due 2003, 5.50% Notes due 2005, 6.125% Notes due 2007, 6.75% Notes due 2012 and 7.375% Debentures due 2032, respectively; and

        WHEREAS the Issuer has requested that the Trustee execute and deliver this Fourth Supplemental Indenture and has certified that all requirements necessary to make this Fourth Supplemental Indenture a valid instrument in accordance with its terms have been satisfied, and that the execution and delivery of this Fourth Supplemental Indenture has been duly authorized in all respects.

        NOW THEREFORE, the Issuer covenants and agrees with the Trustee for the equal and proportionate benefit of all Holders of the Offered Securities (as defined below):

        SECTION 1. Definitions.

        (a) Terms used herein and not defined herein have the meanings ascribed to such terms in the Prior Indenture.

        (b) Section 1.1 of the Prior Indenture is hereby supplemented to add the definition of "Fourth Supplemental Indenture" appearing below and is hereby further supplemented, but solely insofar as it relates to the Offered Securities, to add the following other definitions, all in the appropriate alphabetical sequence:

               "144A GLOBAL SECURITIES" has the meaning provided in Section 2.1.

               "ADDITIONAL SECURITIES" means, with respect to the Offered Securities of any series, any additional Securities of such series which may be issued under the Indenture from time to time pursuant to a "re-opening" of such series of Offered Securities, as contemplated by
        Section 2(a) of the Fourth Supplemental Indenture.

               "AGENT MEMBERS" means members of, or participants in, the Depositary.

               "CALCULATION AGENT" means JPMorgan Chase Bank, as Calculation Agent, or its successor in such capacity pursuant to the Calculation Agreement.

               "CALCULATION AGREEMENT" means the Calculation Agent Agreement dated as of March 6, 2002 between the Issuer and JPMorgan Chase Bank, as calculation agent (or any successor thereto), as the same may be amended or supplemented from time to time.

               "CLOSING DATE" means March 12, 2002.

               "DTC LEGEND" means, with respect to the Offered Securities of any series, a legend substantially in the form of the legends appearing in the fourth and fifth paragraphs of Exhibit A-1, A-2, A-3, A-4 or A-5 to the Fourth Supplemental Indenture, as the case may be.

               "EXCHANGE SECURITIES" means Securities of any series which are issued pursuant to the Indenture in exchange for other Offered Securities of such series in an exchange offer pursuant to an effective registration statement under the Securities Act, whether pursuant to the Registration Rights Agreement or otherwise.

               "FINAL MATURITY DATE," when used with respect to the Tranche 1 Securities, means September 15, 2003, when used with respect to Tranche 2

        Securities, means March 15, 2005, when used with respect to the Tranche 3 Securities, means March 15, 2007, when used with respect to the Tranche 4 Securities, means March 15, 2012, and when used with respect to the Tranche 5 Securities, means March 15, 2032.

               "FOURTH SUPPLEMENTAL INDENTURE" means the Fourth Supplemental Indenture dated as of March 12, 2002 between the Issuer and the Trustee, as originally executed and delivered or, if amended or supplemented as provided in this Indenture, as so amended or supplemented or both, and shall include the form and terms of each series of Offered Securities established thereby.

               "GLOBAL OFFERED SECURITIES" has the meaning provided in Section
        2.1. For purposes of clarity, it is hereby confirmed that the Global Offered Securities constitute Global Securities (as defined elsewhere in this Indenture).

               "INITIAL PURCHASERS" means the initial purchasers named in the Purchase Agreement.

               "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2),
        (3) or (7) under the Securities Act.

               "NON-U.S. PERSON" means a Person who is not a "U.S. person" (as defined in Regulation S).

               "OFFERED SECURITIES" means the five series of Securities issued pursuant to this Indenture designated as the Floating Rate Notes due 2003, the 5.50% Notes due 2005, the 6.125% Notes due 2007, the 6.75%
        Notes due 2012, and the 7.375% Debentures due 2032, respectively, including, with respect to the Securities of each such series, the Securities of such series initially issued on the Closing Date, any Exchange Securities of such series issued in exchange for any other Offered Securities of such series, and any other Offered Securities of such series issued after the Closing Date under this Indenture.

               "OFFSHORE TRANSACTION" has the meaning set forth in Regulation S.

               "PHYSICAL SECURITIES" has the meaning provided in Section 2.1.

               "PRIVATE PLACEMENT LEGEND" means, with respect to the Offered Securities of any series, a legend substantially in the form of the legends appearing in the first three paragraphs of Exhibit A-1, A-2, A-3, A-4 or A-5 to the Fourth Supplemental Indenture, as the case may be.

               "PURCHASE AGREEMENT" means the Purchase Agreement dated March 6, 2002 between the Issuer and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc, as representatives of the Initial Purchasers.

               "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

               "REGISTRATION RIGHTS AGREEMENT" means either (1) the Registration Rights Agreement dated March 12, 2002 between the Issuer and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the Initial Purchasers, or (2) with respect to any subsequent issuance of Additional Securities of any series in a transaction exempt from the registration requirements of the Securities Act, any other registration rights agreement, if any, entered into by the Issuer and the other parties thereto in connection with any such issuance, or any or all of the foregoing, as the context shall require.

               "REGULATION S" means Regulation S under the Securities Act or any successor thereto.

               "REGULATION S GLOBAL SECURITIES" has the meaning provided in
        Section 2.1.

               "REGULATION S PHYSICAL SECURITIES" has the meaning provided in
        Section 2.1.

               "RULE 144A" means Rule 144A under the Securities Act or any successor thereto.

               "RULE 144" means Rule 144 under the Securities Act or any successor thereto.

               "SECURITIES ACT" means the Securities Act of 1933, as amended.

               "TRANCHE 1 SECURITIES" means the series of Securities issued pursuant to this Indenture designated as the Floating Rate Notes due 2003, including Tranche 1 Securities initially issued on the Closing Date, any Exchange Securities of such series issued in exchange for any other Tranche 1 Securities, and any Additional Securities of such series issued after the Closing Date under this Indenture. For purposes of this Indenture, all Tranche 1 Securities, including, without limitation, Exchange Securities of such series and Additional Securities of such series, shall constitute a single series of Securities under this Indenture.

               "TRANCHE 2 SECURITIES" means the series of Securities issued pursuant to this Indenture designated as the 5.50% Notes due 2005, including Tranche 2 Securities initially issued on the Closing Date, any Exchange Securities of such series issued in exchange for any other Tranche 2 Securities, and any Additional Securities of such series issued after the Closing Date under this Indenture. For purposes of this Indenture, all Tranche 2 Securities, including, without limitation, Exchange Securities of such series and Additional Securities of such series, shall constitute a single series of Securities under this Indenture.

               "TRANCHE 3 SECURITIES" means the series of Securities issued pursuant to this Indenture designated as the 6.125% Notes due 2007, including Tranche 3 Securities initially issued on the Closing Date, any Exchange Securities of such series issued in exchange for any other Tranche 3 Securities, and any Additional

        Securities of such series issued after the Closing Date under this Indenture. For purposes of this Indenture, all Tranche 3 Securities, including, without limitation, Exchange Securities of such series and Additional Securities of such series, shall constitute a single series of Securities under this Indenture.

               "TRANCHE 4 SECURITIES" means the series of Securities issued pursuant to this Indenture designated as the 6.75% Notes due 2012, including Tranche 4 Securities initially issued on the Closing Date, any Exchange Securities of such series issued in exchange for any other Tranche 4 Securities, and any Additional Securities of such series issued after the Closing Date under this Indenture. For purposes of this Indenture, all Tranche 4 Securities, including, without limitation, Exchange Securities of such series and Additional Securities of such series, shall constitute a single series of Securities under this Indenture.

               "TRANCHE 5 SECURITIES" means the series of Securities issued pursuant to this Indenture designated as the 7.375% Debentures due 2032, including Tranche 5 Securities initially issued on the Closing Date, any Exchange Securities of such series issued in exchange for any other Tranche 5 Securities, and any Additional Securities of such series issued after the Closing Date under this Indenture. For purposes of this Indenture, all Tranche 5 Securities, including, without limitation, Exchange Securities of such series and Additional Securities of such series, shall constitute a single series of Securities under this Indenture.

               "U.S. PHYSICAL SECURITIES" has the meaning provided in Section 2.1."

        SECTION 2. Creation of the Offered Securities. Pursuant to Section 2.3 of the Indenture, there are hereby created five new series of Securities designated as the "Floating Rate Notes due 2003," the "5.50% Notes due 2005," the "6.125% Notes due 2007," the "6.75% Notes due 2012" and the "7.375%
Debentures due 2032," respectively. The Tranche 1 Securities, Tranche 2 Securities, Tranche 3 Securities, Tranche 4 Securities and Tranche 5 Securities shall have the following respective terms:

        (a) The aggregate principal amount of Tranche 1 Securities, Tranche 2 Securities, Tranche 3 Securities, Tranche 4 Securities and Tranche 5 Securities that may be authenticated and delivered under the Indenture is initially limited to $500,000,000, $1,000,000,000, $1,000,000,000, $1,750,000,000 and
$1,250,000,000, respectively, except, in the case of any such series of Offered Securities, for Offered Securities of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Offered Securities of such series pursuant to Sections 2.2A, 2.8, 2.9, 2.11, 2.12, 2.13, 8.5 or 12.3 of the Indenture and including, without limitation, Exchange Securities of such series which have been registered under the Securities Act and issued in exchange for Offered Securities of such series in an exchange offer pursuant to the Registration Rights Agreement. However, any such series may be re-opened from time to time by the Issuer for the issuance of Additional Securities of such series, without the consent of the Holders, so long as any such Additional Securities of such series have the same form and terms (other than the date of issuance and, if applicable, the date from which interest thereon shall begin to accrue, and except that the form of such Additional Securities may refer to a different Registration Rights Agreement than the Offered Securities of such series issued on the Closing Date and such Additional Securities, if issued pursuant to a registration statement which is effective under the Securities Act, need not bear the Private Placement Legend and may omit the paragraph included in Exhibit A-1, A-2, A-3, A-4 or A-5 hereto, as the case may be, which refers to the Registration Rights Agreement), and carry the same right to receive accrued and unpaid interest, as the Offered Securities of such series theretofore issued; provided, however, that, notwithstanding the foregoing, a series may not be reopened if the Issuer has effected satisfaction and discharge or defeasance with respect to such series pursuant to Section 10.1(A) or 10.1(B) of the Indenture; and provided, further, that no Additional Securities of any series may be issued at a price that would cause such Additional Securities to have "original issue discount" within the meaning of Section 1273 of the Internal Revenue Code of 1986, as amended.

        (b) The Offered Securities of each series are to be issuable only as Registered Securities without Coupons. The Offered Securities of each series may be issued as either Physical Securities or Global Offered Securities, or both, the initial Depositary for the Global Offered Securities of each series shall be The Depository Trust Company and the depositary arrangements with respect to the Global Offered Securities of each series shall be those employed by whomever shall be the Depositary with respect to the Global Offered Securities of such series from time to time.

        (c) The Offered Securities issued on the Closing Date shall be sold by the Issuer to the Initial Purchasers named in the Purchase Agreement (the form, terms, execution and delivery of such Purchase Agreement being hereby ratified and approved in all respects). The initial offering price of the Tranche 1 Securities issued on the Closing Date shall be 100% of the principal amount thereof plus accrued interest, if any, from March 12, 2002.

        The initial offering price of the Tranche 2 Securities issued on the Closing Date shall be 99.863% of the principal amount thereof plus accrued interest, if any, from March 12, 2002.

        The initial offering price of the Tranche 3 Securities issued on the Closing Date shall be 99.867% of the principal amount thereof plus accrued interest, if any, from March 12, 2002.

        The initial offering price of the Tranche 4 Securities issued on the Closing Date shall be 99.354% of the principal amount thereof plus accrued interest, if any, from March 12, 2002.

        The initial offering price of the Tranche 5 Securities issued on the Closing Date shall be 98.703% of the principal amount thereof plus accrued interest, if any, from March 12, 2002.

        (d) The Final Maturity Dates of the Tranche 1 Securities, Tranche 2 Securities, Tranche 3 Securities, Tranche 4 Securities and Tranche 5 Securities on which the principal thereof is due and payable shall be the respective dates set forth in the definition of "Final Maturity Date" appearing in Section 1 of this Fourth Supplemental Indenture.

        (e) The principal of the Tranche 1 Securities will bear interest at a per annum rate equal to LIBOR (as defined in Exhibit A-1 attached hereto), adjusted quarterly, plus 1.125% per annum, all in the manner and on the terms and conditions set forth in Exhibit A-1 attached hereto. Interest on the Tranche 1 Securities will accrue from March 12, 2002 or from the most recent date to which interest has been paid or duly provided for on the Tranche 1 Securities, payable quarterly in arrears on each Interest Payment Date (as defined in Exhibit A-1 hereto), commencing June 15, 2002, and at maturity. Interest payable on any Interest Payment Date for the Tranche 1 Securities will, subject to certain exceptions provided in the Indenture, be paid to the Persons in whose names the Tranche 1 Securities are registered at the close of business on the 15th calendar day (whether or not a Floating Rate Business Day (as defined in Exhibit A-1 hereto)) next preceding that Interest Payment Date; provided that interest payable on the Final Maturity Date of the Tranche 1 Securities will be paid to the Persons to whom principal is paid. Interest on the Tranche 1 Securities will be calculated on the basis of the actual number of days in the applicable period divided by 360. No additional amounts of the nature referred to in subparagraph (15) of Section 2.3 of the Indenture shall be payable on the Tranche 1 Securities.

        The interest rate on the Tranche 1 Securities will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

        The Issuer covenants and agrees that, so long as any of the Tranche 1 Securities remains Outstanding, there shall at all times be a Calculation Agent for the purpose of the Tranche 1 Securities. In the event of the Calculation Agent being unable or unwilling to continue to act as the Calculation Agent for the Tranche 1 Securities or in the case of the Calculation Agent failing duly to establish the rate of interest on the Tranche 1 Securities for any Interest Period (as defined in Exhibit A-1 attached hereto), the Issuer shall appoint another bank of recognized standing in the United States as Calculation Agent. The Calculation Agent may not resign its duties, nor may the Issuer remove the Calculation Agent, without a successor having been appointed as aforesaid. The Calculation Agent shall determine the interest rate on the Tranche 1 Securities as of each Interest Determination Date (as defined in Exhibit A-1 hereto). The covenants, agreements and other provisions set forth in this paragraph are solely for the benefit of the Holders from time to time of the Tranche 1 Securities.

        (f) The principal of the Tranche 2 Securities, Tranche 3 Securities, Tranche 4 Securities and Tranche 5 Securities shall bear interest at the rate of 5.50% per annum, 6.125% per annum, 6.75% per annum and 7.375% per annum, respectively, from March 12, 2002 or from the most recent date to which interest has been paid or duly provided for on the Offered Securities of the applicable series, payable semiannually in arrears on March 15 and September 15 of each year, commencing September 15, 2002, which interest shall (subject to certain exceptions provided in the Indenture) be paid to the Persons in whose names the Offered Securities of such series are registered at the close of business on the March 1 or September 1, as the case may be, immediately preceding such interest payment dates. Interest on the Offered Securities of each series (other than the Tranche 1 Securities) will be computed on the basis of a 360-day year of twelve 30-day months. No additional amounts of the nature referred to in subparagraph
(15) of Section 2.3 of the Indenture shall be payable on the Tranche 2 Securities, Tranche 3 Securities, Tranche 4 Securities or Tranche 5 Securities.

        (g) The principal of and premium, if any, and interest on the Offered Securities of each series shall be payable, the Offered Securities of each series may be surrendered for registration of transfer and exchange, and notices and demands to or upon the Issuer in respect of the Offered Securities of each series or the Indenture may be served, at the agency of the Issuer maintained for such purposes from time to time in the Borough of Manhattan, The City of New

York, and the Issuer hereby appoints the Trustee as trustee, paying agent, transfer agent and registrar for the Offered Securities of each series and designates the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, as the Issuer's agency for the foregoing purposes; provided, however, that the Issuer, subject to the applicable provisions of the Indenture, may, with respect to the Offered Securities of any series, appoint another Person to be the registrar, transfer agent or paying agent, and appoint additional registrars, transfer agents and paying agents, with respect to the Offered Securities of any series so long as the Issuer shall at all times maintain an agency for the foregoing purposes in the Borough of Manhattan, The City of New York for the Offered Securities of each series.

        (h) The Tranche 1 Securities will not be subject to redemption at the option of the Issuer prior to their Final Maturity Date. The Offered Securities of each other series may be redeemed by the Issuer, in whole or from time to time in part, at the option of the Issuer on any date upon not less than 30 nor more than 60 days notice given as provided in the Indenture, at a redemption price calculated as provided in the respective form of the Offered Securities of such series attached hereto as Exhibit A-2, Exhibit A-3, Exhibit A-4 or Exhibit A-5, as the case may be, plus accrued and unpaid interest on the principal amount of the Offered Securities of such series being redeemed to the applicable redemption date; provided that payments of interest on the Offered Securities of such series that are due and payable on a date on or prior to a date fixed for redemption of the Offered Securities of such series will be payable to the Holders of the Offered Securities of such series registered as such at the close of business on the relevant record dates according to their terms and the terms and provisions of the Indenture.

        Any redemption of Offered Securities of any series shall be made on the other terms and conditions set forth in the Indenture.

        (i) The Offered Securities of each series shall not be repayable or redeemable at the option of the Holders prior to the Final Maturity Date of the Offered Securities of such series (provided that nothing in this Fourth Supplemental Indenture shall limit the right of the Trustee or the Holders of the Offered Securities of any series to declare the principal of, and accrued and unpaid interest on, the Offered Securities of such series to be immediately due and payable as provided in Article Five of the Indenture) and shall not be subject to a sinking fund or analogous provision.

        (j) The principal of, premium, if any, and interest on the Offered Securities of each series shall be payable in such coin or currency of the United States of America as of the time of payment shall be legal tender for the payment of public and private debts.

        (k) To the extent that any provision of the Indenture or the Offered Securities of any series provides for the payment of interest on overdue principal of, or premium, if any, or interest (including, without limitation, any additional interest which may be payable pursuant to a Registration Rights Agreement) on, the Offered Securities of such series, then, to the extent permitted by law, interest on such overdue principal, premium, if any, and interest on the Offered Securities of such series shall accrue at the per annum rate of interest borne by the Offered Securities of such series or, in the case of the Tranche 1 Securities, at the per annum rate of interest borne by the Tranche 1 Securities as such interest rate may be adjusted from time to time in accordance with the terms of the Tranche 1 Securities (and, if additional interest shall at any time accrue on the Offered Securities of any series pursuant to a Registration Rights Agreement, then the per annum interest rate on the Offered Securities of such series for each day on which such additional interest shall accrue shall, for purposes of any such provision of the Indenture, be deemed to be equal to
(1) in the case of the Tranche 1 Securities, the sum of LIBOR for such day plus 1.125% per annum plus the per annum rate at which such additional interest shall accrue on the Tranche 1 Securities for such day, (2) in the case of the Tranche 2 Securities, 5.50% per annum plus the per annum rate at which such additional interest shall accrue on the Tranche 2 Securities for such day, (3) in the case of the Tranche 3 Securities, 6.125% per annum plus the per annum rate at which such additional interest shall accrue on the Tranche 3 Securities for such day,
(4) in the case of the Tranche 4 Securities, 6.75% per annum plus the per annum rate at which such additional interest shall accrue on the Tranche 4 Securities for such day and (5) in the case of the Tranche 5 Securities, 7.375% per annum plus the per annum rate at which such additional interest shall accrue on the Tranche 5 Securities for such day), and, anything in the Indenture to the contrary notwithstanding, in the case of any requirement in the Indenture that the Issuer pay (or that the Trustee distribute) interest on overdue principal of, or premium, if any, or interest on, the Offered Securities of any series, such payment or distribution shall only be required to the extent it is permitted by applicable law.

        (l) As used in the Indenture with respect to the Offered Securities of any series which are redeemable at the option of the Issuer and in the certificates evidencing the Offered Securities of such series, all references to "premium" on the Offered Securities of such series shall mean any amounts (other than accrued interest) payable upon the redemption of any Offered Security of such series in excess of 100% of the principal amount of such Offered Security. In the event that any reference is made in this Fourth Supplemental Indenture to "premium" in respect of the Tranche 1 Securities (which are not redeemable at the option of the Issuer prior to their Final Maturity Date), such references to "premium" shall be disregarded insofar as relates to the Tranche 1 Securities.

        (m) The following additional terms shall be applicable with respect to the Offered Security of each series:

                      (1) the phrase "due or to become due to such date of
               maturity" appearing in the 36th and 37th lines of Section 10.1(A) of the Prior Indenture shall be deleted and replaced with the phrase "due or to become due on or prior to such date of maturity or redemption, as the case may be,";

                      (2) the Issuer shall not act as its own paying agent for
               purposes of Section 10.2 of the Indenture;

                      (3) all references in the Indenture to the "Secretary" and any "Assistant Secretary" of the Issuer shall be deemed to include a reference to the Corporate Secretary and any Assistant Corporate Secretary, respectively, of the Issuer; and

                      (4) the phrase "acquires by sale or conveyance
               substantially all the assets" appearing in clause (i) of Section
               9.1 of the Prior Indenture shall be
               deleted and replaced with the phrase "acquires by sale or conveyance all or substantially all the assets."

        (n) The Tranche 1 Securities, Tranche 2 Securities, Tranche 3 Securities, Tranche 4 Securities and Tranche 5 Securities shall have such additional terms and provisions as are set forth in the respective forms thereof attached hereto as Exhibits A-1, A-2, A-3, A-4 and A-5, respectively, which terms and provisions are hereby incorporated by reference in and made a part of this Fourth Supplemental Indenture and the Indenture as if set forth in full herein and therein.

        SECTION 3. Amendments to Article Two.

        (a) Section 2.1 of the Prior Indenture is hereby amended, solely insofar as relates to the Offered Securities, by replacing it in its entirety with the following:

               "Section 2.1. Form of Offered Securities. (a) The Tranche 1 Securities, Tranche 2 Securities, Tranche 3 Securities, Tranche 4 Securities and Tranche 5 Securities shall be substantially in the respective forms annexed to the Fourth Supplemental Indenture as Exhibits A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5, respectively, which Exhibits are hereby incorporated in and expressly made a part of this Indenture, and the Offered Securities of each series may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing the Offered Securities of such series; provided that the form of any Additional Securities of any series may have such variations as are permitted by paragraph (a) of Section 2 of the Fourth Supplemental Indenture; and provided, further, that Physical Securities of any series may deviate (in form but not in substance) from the form attached as Exhibit A-1, A-2, A-3, A-4 or A-5, as the case may be, to the Fourth Supplemental Indenture in such respects as any Officer (as defined below) of the Issuer may approve as necessary or appropriate to protect against fraud or forgery (such approval to be conclusively evidenced by the execution of any such Physical Security by any such Officer), including without limitation, by changing the form of the Physical Securities of such series so that they have a "face" and a "reverse" and/or by moving the signatures and/or Trustee's certificate of authentication so that they appear on the same page as the principal amount of the Physical Securities (and, if the Physical Securities of any series shall be issued in a form that deviates from the form attached hereto as contemplated by this proviso, then all or any of the Global Offered Securities of such series also may be issued in such form); and provided, further, that temporary Physical Securities of any series may be issued in substantially the respective form annexed as Exhibit A-1, A-2, A-3, A-4 or A-5, as the case may be, to the Fourth Supplemental Indenture even though the definitive Physical Securities of such series are issued in a different form as contemplated by the immediately preceding proviso. Each Offered Security shall be dated the date of its authentication. As used in this Section 2.1(a), the term "OFFICER" means the chairman of the Board of Directors, any vice chairman of the Board of Directors, the president, any vice president or the treasurer of the Issuer.

               "The terms and provisions contained in the forms of the Offered Securities annexed as Exhibits A-1, A-2, A-3, A-4 and A-5 to the Fourth Supplemental Indenture shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Issuer and the Trustee, by their execution and delivery of the Fourth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

               The Offered Securities of any series initially offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent Global Securities in registered form ("144A GLOBAL SECURITIES"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the 144A Global Securities of any series may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

               The Offered Securities of any series initially offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent Global Securities in registered form ("REGULATION S GLOBAL SECURITIES") deposited with the Trustee, as custodian for the Depositary, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Global Securities of any series may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

               The Offered Securities of each series initially offered and sold to Institutional Accredited Investors that are not QIBs shall be issued in the form of certificated Offered Securities of such series in registered form ("U.S. PHYSICAL SECURITIES"). The Offered Securities of any series issued pursuant to the second sentence of Section 2.12(b) of this Indenture in exchange for interests in the Regulation S Global Securities of such series shall be issued in the form of certificated Offered Securities of such series in registered form ("REGULATION S PHYSICAL SECURITIES"). The Regulation S Physical Securities and the U.S. Physical Securities are sometimes collectively referred to herein as the "PHYSICAL SECURITIES." The 144A Global Securities and the Regulation S Global Securities are sometimes collectively referred to as the "GLOBAL OFFERED SECURITIES".

               "The definitive Offered Securities of each series shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Offered Securities of such series may be listed, or as determined by the officers of the Issuer executing the Offered Securities of such series, as evidenced by their execution of the Offered Securities of such series.

               "(b) Restrictive Legends. (i) Unless and until an Offered Security of any series is exchanged for an Exchange Security of the same series in an exchange offer pursuant to a registration statement which is effective under the Securities Act (whether pursuant to the Registration Rights Agreement or otherwise) or sold or otherwise transferred pursuant to a registration statement which is effective under the Securities Act (whether pursuant to the Registration Rights Agreement or otherwise) or pursuant to Rule 144 under the Securities Act (if available), (A) each 144A Global Security of such series and each U.S. Physical Security of such series shall bear the Private Placement Legend and (B) each Regulation S Physical Security of such series and each Regulation S Global Security of such series shall bear the Private Placement Legend until at least the 41st day after the Closing Date and receipt by the Issuer and the Trustee of a certificate substantially in the form of Exhibit B to the Fourth Supplemental Indenture (and after such 41st day and, upon receipt of such certificate, the Private Placement Legend may be removed from the Regulation S Physical Security of such series or the Regulation S Global Security of such series, as the case may be). Notwithstanding the foregoing, to the extent that a certificate substantially in the form of Exhibit B to the Fourth Supplemental Indenture shall be delivered with respect to a portion (but not all) of the principal amount of a Regulation S Global Security of any series bearing the Private Placement Legend, then the Issuer shall execute and the Trustee shall authenticate and deliver a Regulation S Global Security of such series not bearing the Private Placement Legend in exchange for only such portion of the principal amount of the Regulation S Global Security of such series bearing the Private Placement Legend in respect of which such certification shall have been so delivered, and the Trustee shall reflect on its books and records the date and a decrease in the principal amount of such Regulation S Global Security of such series bearing the Private Placement Legend and a like increase in the principal amount of the Regulation S Global Security of such series not bearing the Private Placement Legend.

               "(ii)  Each Global Offered Security shall bear the DTC Legend."

        (b) Section 2.8 of the Prior Indenture is hereby supplemented, solely insofar as relates to the Offered Securities, by adding the following paragraph at the end of such Section:

               "Notwithstanding the foregoing provisions of this Section 2.8, no exchanges of Offered Securities of any series for Exchange Securities of such series shall occur until a registration statement shall have been declared effective by the Commission with respect to the Exchange Securities of such series and unless such exchanges are effected pursuant to such effective registration statement. Any Offered Securities of any series that are exchanged for Exchange Securities of such series shall be cancelled by the Trustee."

        (c) Article Two of the Prior Indenture is hereby supplemented and amended, solely insofar as relates to the Offered Securities, by adding at the end thereof the following new Sections 2.12, 2.13 and 2.14:

               "Section 2.12. Book-Entry Provisions for Global Securities. (a) The 144A Global Securities of each series and Regulation S Global Securities of each series shall be issued in accordance with the provisions of paragraph (a) of Section 2.2A of this Indenture and, for purposes of Section 2.2A of this Indenture, it is expressly understood and agreed that interests in Global Offered Securities of any series may be exchanged for Physical Securities of such series, and that Physical Securities of any series may be exchanged for interests in Global Offered Securities of such series, as provided in this Section 2.12 and in Section 2.13 of this Indenture.

               "(b) Global Offered Securities and interests in Global Offered Securities may be transferred or exchanged, and shall be subject to the restrictions on transfer and exchange, as provided in this Indenture. In addition, U.S. Physical Securities of any series and Regulation S Physical Securities of any series shall be transferred to all beneficial owners of Global Offered Securities of such series in exchange for their beneficial interests in the 144A Global Securities of such series and the Regulation S Global Securities of such series, respectively, under the circumstances set forth in (c)(i), (ii) or (iii) of Section 2.2A of this Indenture.

               "(c) Any beneficial interest in a Global Offered Security of any series that is transferred to a Person who takes delivery in the form of an interest in another Global Offered Security of such series will, upon transfer, cease to be an interest in the first such Global Offered Security and become an interest in the other such Global Offered Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Offered Security for as long as it remains such an interest.

               "(d) In connection with any transfer of a portion of the beneficial interests in a 144A Global Security of any series or Regulation S Global Security of any series to beneficial owners (other than transfers of the entire 144A Global Security of such series or the entire Regulation S Global Security of such series pursuant to the second sentence of paragraph (b) of this Section 2.12), the Trustee shall reflect the date and a decrease in the principal amount of the 144A Global Securities of such series or Regulation S Global Securities of such series, as the case may be, in an amount equal to the principal amount of the beneficial interest in such Global Offered Securities to be transferred, and the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of such series or Regulation S Physical Securities of such series, as the case may be, of like tenor and principal amount.

               "(e) In connection with the transfer of the entire 144A Global Security of any series or Regulation S Global Security of any series to beneficial owners pursuant to the second sentence of paragraph (b) of this Section 2.12, the 144A Global Security of such series or Regulation S Global Security of such series, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the 144A Global Security of such series or Regulation S Global Security of such series, as the case may be, an equal aggregate principal amount of U.S. Physical Securities of such series or Regulation S Physical Securities of such series, respectively, of authorized denominations.

               "(f) Any U.S. Physical Security of any series delivered in exchange for an interest in the 144A Global Security of such series pursuant to paragraph (b), (d) or (e) of this Section 2.12 shall, except as otherwise provided by paragraph (e) of Section 2.13, bear the legend regarding transfer restrictions applicable to such U.S. Physical Security required by Section 2.1(b).

               "(g) Any Regulation S Physical Security of any series delivered in exchange for an interest in the Regulation S Global Security of such series pursuant to paragraph (b), (d) or (e) of this Section 2.12 shall, except as otherwise provided by paragraph (e) of Section 2.13, bear the legend regarding transfer restrictions applicable to such Regulation S Physical Security required by Section 2.1(b).

               "(h) The Holder of a Global Offered Security of any series may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Offered Securities of such series.

               "(i) Unless the Issuer shall otherwise determine in the exercise of its sole discretion, (x) Physical Securities of any series may not be issued upon transfer of or in exchange for interests in Global Offered Securities of such series except (1) in connection with transfers to Institutional Accredited Investors or (2) upon the exchange of the entire Global Offered Securities of such series for Physical Securities of such series pursuant to the second sentence of paragraph (b) of this
        Section 2.12, and (y) upon the transfer of U.S. Physical Securities of such series to a QIB pursuant to Rule 144A or to a Non-U.S. Person pursuant to Regulation S, or upon the transfer of Regulation S Physical Securities of such series to a QIB pursuant to Rule 144A, the transferee will, unless the entire Global Offered Securities of such series have been exchanged for Physical Securities of such series pursuant to the second sentence of paragraph (b) of this Section 2.12, take the Offered Securities of such series in the form of an interest in the 144A Global Securities of such series or the Regulation S Global Securities of such series, as the case may be.

               "(j) In addition to the other requirements of this Indenture, the Trustee shall make an appropriate notation on the schedule attached to each Global

        Offered Security of any series to reflect any increases or decreases in the principal amount thereof resulting from transfers or exchanges of Offered Securities of such series or of interests in Global Offered Securities of such series made in accordance with this Indenture.

               "Section 2.13. Special Transfer Provisions. Unless and until an Offered Security of any series is transferred or exchanged under a registration statement which is effective under the Securities Act (whether pursuant to the Registration Rights Agreement or otherwise) or pursuant to Rule 144 under the Securities Act (if available), the following provisions shall apply:

               "(a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of an Offered Security of any series to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons):

               "(i) The Trustee shall register the transfer of any Offered Security of such series, whether or not such Offered Security bears the Private Placement Legend, if (x) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act or (y) the proposed transferee has delivered to the Trustee (A) a certificate substantially in the form of Exhibit C to the Fourth Supplemental Indenture and (B) if requested by the Issuer, an opinion of counsel reasonably acceptable to the Issuer to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and, if the Offered Security to be transferred consists of either a Regulation S Physical Security prior to the removal of the Private Placement Legend, an interest in a Regulation S Global Security prior to the removal of the Private Placement Legend, a U.S. Physical Security or a 144A Global Security, the proposed transferor shall have checked the box provided for on the form of such Offered Security, or shall have otherwise advised the Issuer and the Trustee in writing, that the transfer is being been made to an Institutional Accredited Investor purchasing for its own account, or for the account of another Institutional Accredited Investor, in a minimum principal amount of $250,000 of Offered Securities of such series; and

               "(ii) Subject to paragraph (c) of this Section 2.13, if the proposed transferor is an Agent Member holding a beneficial interest in a Global Offered Security of such series, upon receipt by the Trustee of
        (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Trustee's procedures, the Trustee shall reflect on its book and records the date and a decrease in the principal amount of such Global Offered Security of such series in an amount equal to the principal amount of the beneficial interest in such Global Offered Security of such series to be transferred, and the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

               "(b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a U.S. Physical Security of any series, an interest in a 144A Global Security of any series, a Regulation S Physical Security of any series prior to the removal of the Private Placement Legend or an interest in a Regulation S Global Security of any series prior to the removal of the Private Placement Legend to a QIB (excluding Non-U.S. Persons):

               "(i) If the Offered Security of such series to be transferred consists of (x) either (A) a Regulation S Physical Security prior to the removal of the Private Placement Legend or an interest in a Regulation S Global Security of such series prior to the removal of the Private Placement Legend or (B) a U.S. Physical Security of such series, the Trustee shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Offered Security of such series stating, or has otherwise advised the Issuer and the Trustee in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee whom the transferor reasonably believes is a QIB and who has signed the certification provided for on the form of Offered Security of such series stating, or has otherwise advised the Issuer and the Trustee in writing, that it is a QIB and is aware that such Offered Security is being transferred in reliance on Rule 144A and that it is acquiring such Offered Security for its own account or for the account of one or more other QIBs over which it exercises sole investment discretion (in which latter case it has given notice to each such account that such Offered Security is being transferred in reliance on Rule 144A) or (y) an interest in the 144A Global Securities of such series, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

               "(ii) If the proposed transferee is an Agent Member and the Offered Security of such series to be transferred consists of Physical Securities of such series, upon receipt by the Trustee of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Trustee's procedures, the Trustee shall reflect on its books and records the date and an increase in the principal amount of the 144A Global Securities of such series in an amount equal to the principal amount of the Physical Securities of such series to be transferred, and the Trustee shall cancel the Physical Securities of such series so transferred.

               "(c) Transfers of Interests in the Regulation S Global Securities or Regulation S Physical Securities. The following provisions shall apply with respect to any transfer of interests in the Regulation S Global Securities of any series or Regulation S Physical Securities of any series:

               "(i) prior to the removal of the Private Placement Legend from a Regulation S Global Security of any series or Regulation S Physical Security of any series pursuant to Section 2.1(b), the Trustee shall refuse to register such transfer unless such transfer complies with
        Section 2.13(b) or Section 2.13(d), as the case may be; and

               "(ii) after such removal, the Trustee shall register the transfer of any such Offered Security without requiring any additional certification.

               "(d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of an Offered Security of any series to a Non-U.S. Person:

               "(i) The Trustee shall register any proposed transfer to any Non-U.S. Person if the Offered Security of such series to be transferred is a U.S. Physical Security of such series or an interest in the 144A Global Security of such series only upon receipt of a certificate substantially in the form of Exhibit D to the Fourth Supplemental Indenture from the proposed transferor.

               "(ii) (a) If the proposed transferor is an Agent Member holding a beneficial interest in a 144A Global Security of such series, upon receipt by the Trustee of (x) the documents required by paragraph (i) and (y) instructions in accordance with the Depositary's and the Trustee's procedures, the Trustee shall reflect on its books and records the date and a decrease in the principal amount of such 144A Global Security of such series in an amount equal to the principal amount of the beneficial interest in such 144A Global Security to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Trustee of instructions given in accordance with the Depositary's and the Trustee's procedures, the Trustee shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Security of such series in an amount equal to the principal amount of the U.S. Physical Securities of such series or the 144A Global Securities of such series, as the case may be, to be transferred, and the Trustee shall cancel the U.S. Physical Securities of such series, if any, so transferred or decrease the amount of the 144A Global Securities of such series, as the case may be.

               "(e) Private Placement Legend. (i) Upon the registration of transfer, exchange or replacement of Offered Securities of any series not bearing the Private Placement Legend, the Trustee shall deliver Offered Securities of such series that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Offered Securities of any series bearing the Private Placement Legend, the Trustee shall deliver only Offered Securities of such series that bear the Private Placement Legend unless (1) the Private Placement Legend is no longer required by Section 2.1(b), (2) the circumstances contemplated by paragraphs (a)(i)(x) or (c)(ii) of this Section 2.13 exist, (3) there is delivered to the Trustee an opinion of counsel reasonably satisfactory to the Issuer and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, (4) the transaction involves the exchange of Exchange Securities of such series for Offered Securities of such series pursuant to a registration statement which is effective under the Securities Act (whether pursuant to the Registration Rights Agreement or otherwise), or
        (5) the transaction involves a transfer of Offered Securities of such series pursuant to a registration statement (whether pursuant to the Registration Rights Agreement or otherwise) which is effective under the Securities Act.

               "(ii) After a transfer of any Offered Securities of any series during the period of the effectiveness of any registration statement (whether filed pursuant to the Registration Rights Agreement or otherwise) which is effective under the Securities Act with respect to such Offered Securities, all requirements pertaining to the Private Placement Legend on such Offered Securities shall cease to apply and the requirements that any such Offered Securities be issued in global form shall continue to apply.

               "(f) General. By its acceptance of any Offered Security bearing the Private Placement Legend, each Holder of such an Offered Security acknowledges the restrictions on transfer of such Offered Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Offered Security only as provided in this Indenture. The Trustee shall not register a transfer of any Offered Security unless such transfer complies with the restrictions on transfer of such Offered Security set forth in this Indenture. In connection with any transfer of Offered Securities to an Institutional Accredited Investor or in a transfer being made pursuant to Rule 904 under the Securities Act or pursuant to Rule 144 under the Securities Act (if available), each Holder agrees by its acceptance of the Offered Securities to furnish the Trustee such certifications, legal opinions or other information as the Issuer may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; provided that the Trustee shall not be required to determine (but may conclusively rely on a determination made by the Issuer with respect to) the sufficiency of any such certifications, legal opinions or other information.

               "In case of any transfer or exchange of Offered Securities or interests in Offered Securities bearing the Private Placement Legend, the procedures and requirements for which are not addressed in detail in this Section 2.13 or elsewhere in this Indenture, such transfer or exchange will be subject to such procedures and requirements as may be reasonably prescribed by the Issuer from time to time (and which shall be consistent with the procedures and requirements set forth in this
        Section 2.13) and, in the case of a transfer or exchange involving a Global Offered Security or an interest therein, the procedures of the Depositary. In case of any request for the removal of the Private Placement Legend from an Offered Security, the procedures and requirements for which are not addressed in detail in this Indenture, the Issuer may permit the removal of such legend upon the receipt of such legal opinions, certificates and other documents as it may reasonably require to establish that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the Securities Act.

               "The Trustee shall retain copies of all letters, notices and other written communications received pursuant to Section 2.12 or this
        Section 2.13 in accordance with its customary procedures. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Trustee.

               "In the case of any transfer of a Physical Security (other than a transfer or exchange under a registration statement which is effective under the Securities Act (whether pursuant to the Registration Rights Agreement or otherwise)) prior to the end of the time period under Rule 144(k), the transferor shall check the box provided for on the form of such Physical Security, or otherwise advise the Issuer and Trustee in writing, as to the manner of such transfer and submit such Physical Security to the Trustee."

        SECTION 4. Amendments to Article Three and Article Five.

        (a) Article 3 of the Prior Indenture is hereby amended by inserting the following new Section 3.9 in appropriate numerical order:

               "SECTION 3.9 Covenant to Provide Guarantee; Termination of Guarantee. The following provisions shall apply to the Securities of each series (including, without limitation, each series of Securities Outstanding on the date of the Fourth Supplemental Indenture or originally issued on the date of the Fourth Supplemental Indenture) unless otherwise specifically provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to
        Section 2.3.

               "(a) The Issuer will not cause or permit the Guarantor to guarantee, directly or indirectly (a "BANK GUARANTEE"), any indebtedness, borrowings or other obligations of the Issuer under any Credit Agreement unless:

                      "(1) the GUARANTOR, the Issuer and the Trustee shall
               execute and deliver an indenture supplemental hereto (a "SUPPLEMENTAL INDENTURE"), containing provisions substantially in the form of Exhibit E attached to the Fourth Supplemental Indenture and which provisions shall be added as a new Article of this Indenture, pursuant to which the Guarantor shall unconditionally guarantee the due and punctual payment of the principal of, and premium, if any, and interest on, and any sinking fund payments with respect to, all of the Securities and any Coupons appertaining thereon when due, whether such Securities are Outstanding on the date of such Supplemental Indenture or are thereafter issued (other than any Securities of a series (or Coupons appertaining thereto) if the terms of the Securities of such series, as set forth in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3, expressly provide that the Securities of such series are not entitled to the benefits of this Section 3.9(a)), and

                      "(2) such Supplemental Indenture shall have been executed
               and delivered by the Guarantor, the Issuer and the Trustee and shall have become effective no later than the time that such Bank Guarantee of the Guarantor shall become effective;

        "provided that the Issuer will not be required to make a notation on the Securities of any series to reflect the Guarantee or to endorse the Guarantee on the Securities of any series if the Securities of such series were originally issued prior to the date of such Supplemental Indenture; and provided, further, that, upon the earlier of (a) termination of all of the Guarantor's Bank Guarantees and (b)(i) the effectiveness of the Weyerhaeuser/Willamette Merger and (ii) the termination of the separate corporate existence of the Guarantor as a result of such merger, and, in the case of both clause (a) and (b), delivery by the Issuer to the Trustee of the Officers' Certificate and Opinion of Counsel required by Section 3.9(n), the Guarantor shall be released from all of its obligations under this Indenture (including, without limitation, such Supplemental Indenture) and the Guarantee (including, without limitation, the Guarantee endorsed on any Security) and the Guarantee shall terminate (provided that the Issuer's obligations under this Section 3.9(a) shall remain in effect (and, as a result, the Issuer and the Guarantor may thereafter be required to enter into another Supplemental Indenture pursuant to this Section 3.9(a)) unless and until the Issuer's obligations under this Section 3.9(a) shall be terminated pursuant to Section 3.9(b)).

               "(b) The provisions set forth in Section 3.9(a) shall terminate upon (1) the effectiveness of the Weyerhaueser/Willamette Merger and (2) the termination of the separate corporate existence of the Guarantor as a result of such merger; provided that the Issuer shall have delivered to the Trustee the Officers' Certificate and Opinion of Counsel required by Section 3.9(n).

               "(c) In the event that the covenant set forth in Section 3.9(a) is terminated pursuant to Section 3.9(b) and, thereafter, the Weyerhaeuser/Willamette Merger is set aside or reversed or the separate corporate existence of the Guarantor is reinstated, then, to the fullest extent permitted by applicable law:

                      "(1) Section 3.9(a) shall be automatically reinstated, and

                      "(2) if the Guarantor shall have been released from its
               obligations under this Indenture and the Guarantee with respect to the Securities of any series upon the effectiveness of the Weyerhaeuser/Willamette Merger, the Guarantor's obligations under this Indenture (including, without limitation, any applicable Supplemental Indenture) and the Guarantee with respect to the Securities of such series and any Coupons appertaining thereto (including, without limitation, any Guarantee endorsed on a Security of such series) shall be automatically reinstated,

        "all as if the Weyerhaeuser/Willamette Merger had not taken place but subject thereafter to termination of the covenant set forth in Section 3.9(a) upon the terms and conditions set forth in Section 3.9(b) and to the release of the Guarantor's obligations under this Indenture (including, without limitation, any applicable Supplemental Indenture) and the Guarantee (including, without limitation, the Guarantee endorsed on any Security) upon the terms and conditions set forth in Section 3.9(a). If the Guarantor's obligations under this Indenture are reinstated as provided in the immediately preceding sentence, then the Events of Default set forth in Section 3.9(e), the amendments, supplements and restatements to this Indenture effected pursuant to Sections 3.9(f), (g), (h) and (j), and the parenthetical clause added to this Indenture pursuant to Section 4(b) of the Fourth Supplemental Indenture shall also be automatically reinstated but subject thereafter to termination of such Events of Default, such amendments, supplements and restatements effected pursuant to Sections 3.9(f), (g), (h) and (j) and the parenthetical clause added to this Indenture pursuant to Section 4(b) of the Fourth Supplemental Indenture upon the terms and conditions set forth in Section 3.9(k). The Issuer shall provide the Trustee with prompt written notice of any such reinstatement.

               "(d) If (i) this Indenture shall cease to be of further effect with respect to the Securities of any series upon compliance by the Issuer with the provisions of Section 10.1(A) hereof with respect to the Securities of such series or (ii) the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of any series and any Coupons appertaining thereto upon compliance by the Issuer with the provisions of Section 10.1(B) hereof with respect to the Securities of such series, then (unless the terms of the Securities of such series, as set forth in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3, expressly provide otherwise) the Guarantor concurrently shall be released, automatically and without further action on the part of the Issuer, the Guarantor or the Trustee, from all of its obligations under this Indenture (including, without limitation, any applicable Supplemental Indenture) with respect to the Securities of such series and any Coupons appertaining thereto and from all of its obligations under its Guarantee with respect to the Securities of such series and any Coupons appertaining thereto (including, without limitation, the Guarantee endorsed on any Security of such series); provided that such release shall not affect the Guarantor's obligations under this Indenture (including, without limitation, any applicable Supplemental Indenture) with respect to the Securities of any other series and any Coupons appertaining thereto or its Guarantee of the Securities of any other series or any Coupons appertaining thereto (including, without limitation, the Guarantee endorsed on any such Security), all of which shall remain in full force and effect.

               "(e) In the event that the Guarantor enters into a Supplemental Indenture pursuant to Section 3.9(a), such Supplemental Indenture will also provide that the period appearing at the end of clause (g) of
        Section 5.1 of this Indenture shall be deleted and replaced with "; or" and that the following additional clauses shall be added immediately after such clause (g), such additional clauses to be designated as clauses (h), (i), and (j) of Section 5.1:

                      `(h) the Guarantor shall deny that it has any further
               liability under its Guarantee of all or any of the Securities of such series or any Coupons appertaining thereto or gives notice to that effect or the Guarantor's Guarantee of all or any of the Securities of such series or any Coupons appertaining thereto shall cease for any reason to be in full force and effect or the Guarantor's Guarantee of all or any of the Securities of such series or any Coupons appertaining thereto is declared or judged unenforceable or invalid in a final judgment or order issued by any court or governmental authority of competent jurisdiction (in each case other than by reason of the termination or release of such Guarantee in accordance with the provisions of this Section 3.9), provided that this clause (h) shall not be applicable to the Securities of such series if the terms of the Securities of such series, as set forth in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to
               Section 2.3, expressly provide that the Securities of such series are not entitled to the benefit of Section 3.9(a); or

                      `(i) a court having jurisdiction in the premises shall
               enter a decree or order for relief in respect of the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Guarantor or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days, provided that this clause (i) shall not be applicable to the Securities of such series if the terms of the Securities of such series, as set forth in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3, expressly provide that the Securities of such series are not entitled to the benefit of Section 3.9(a); or

                      `(j) the Guarantor shall commence a voluntary case under
               any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Guarantor or for any substantial part of its property, or make any general assignment for the benefit of creditors, provided that this clause (j) shall not be applicable to the Securities of such series if the terms of the Securities of such series , as set forth in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to
               Section 2.3, expressly provide that the

               Securities of such series are not entitled to the benefit of
               Section 3.9(a).'

               "(f) In the event that the Guarantor enters into a Supplemental Indenture pursuant to Section 3.9(a), the Supplemental Indenture shall also provide that the second paragraph of Section 5.1 of this Indenture shall be amended and restated to read in full as follows:

                      `If an Event of Default described in clause (a), (b), (c),
               (d), (h), (i) or (j) above (if the Event of Default under clause
               (d), (h), (i) or (j), as the case may be, is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that neither the Trustee nor the Holders of the Securities of any series shall have the right to declare the Securities of such series to be due and payable as aforesaid upon the occurrence of an Event of Default described in clause (h),
               (i) or (j) above if the terms of the Securities of such Series, as set forth in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3, expressly provide that the Securities of such series are not entitled to the benefit of Section 3.9(a). If an Event of Default described in clause (d), (h), (i) or (j) above (if the Event of Default under clause (d), (h), (i) or (j), as the case may be, is with respect to all series of Securities then Outstanding), (e) or (f) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.'

               "(g) In the event that the Guarantor enters into a Supplemental Indenture pursuant to Section 3.9(a), such Supplemental Indenture shall also provide that the first paragraph of Section 5.10 of this Indenture shall be amended and restated to read in full as follows:

                      `SECTION 5.10 Waiver of Past Defaults. Prior to the
               declaration of the acceleration of the maturity of the Securities of any series as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default described in clause (c) of Section 5.1 (or, in the case of an event specified in clause (d), (h), (i) or (j) of
               Section 5.1 which relates to less than all series of Securities then Outstanding, the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each series voting as a separate class) may waive any such default or Event of Default, or, in the case of an event specified in clause (d), (h), (i) or (j) (if the Event of Default under clause (d), (h), (i) or (j), as the case may be, relates to all series of Securities then Outstanding), (e) or (f) of Section
               5.1 the Holders of Securities of a majority in principal amount of all the Securities then Outstanding (voting as one class) may waive any such default or Event of Default), and its consequences except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.'

               "(h) In the event that the Guarantor enters into a Supplemental Indenture pursuant to Section 3.9(a), such Supplemental Indenture shall also provide that Section 5.12 of this Indenture shall be amended and restated to read in full as follows:

                      `SECTION 5.12 Right of Court to Require Filing of
               Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (d), (h), (i) or (j) of Section 5.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby, or in the case of any suit relating to or arising under clause (d), (h), (i) or (j) (if the suit under clause (d), (h), (i) or (j), as the case may be, relates to all the Securities then Outstanding), (e) or (f) of Section 5.1, 10% in aggregate principal amount of all Securities Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any dated fixed for redemption.'

               "(i) In the event that the additional Events of Default set forth in Section 3.9(e) shall be added to this Indenture, the Trustee will not be charged with knowledge of the occurrence of any Event of Default set forth in clause (h) of Section 5.1 of this Indenture unless a Responsible Officer assigned to its Corporate Trust Office has actual knowledge thereof or unless the Trustee has received written notice thereof from the Issuer or a Holder.

               "(j) In the event that the Guarantor enters into a Supplemental Indenture pursuant to Section 3.9(a), such Supplemental Indenture shall also provide for Section 8.2 of the Indenture to be supplemented by adding the following text at the end of clause (a) of the first paragraph of such Section 8.2 immediately before the words "without the consent of the Holder of each Security so affected":

               `, or change in any manner adverse to the interest of the Holder of any Outstanding Security or Coupon appertaining thereto the terms and conditions of the obligations of the Guarantor under this Indenture or any Guarantee in respect of the due and punctual payment of the principal thereof and interest thereon or any sinking fund or analogous payments in respect thereof or release the Guarantor from its obligations under this Indenture or any Guarantee of any such Security or any Coupon appertaining thereto,'

                      "(k) If the Guarantor is released from its obligations
               under this Indenture with respect to the Securities of any series and from its obligations under its Guarantee with respect to the Securities of such series pursuant to Section 3.9(a) or 3.9(d) above, then, automatically and without further action on the part of the Issuer, the Guarantor or the Trustee, the additional Events of

        Default added pursuant to Section 3.9(e) shall cease to be effective with respect to the Securities of such series (provided that such cessation shall not affect such Events of Default insofar as they pertain to any other series of Securities), and, if the covenant set forth in Section 3.9(a) shall terminate pursuant to Section 3.9(b), then, automatically and without further action on the part of the Issuer, the Guarantor or the Trustee, the additional Events of Default added pursuant to Section 3.9(e), the parenthetical clause added to this Indenture pursuant to Section 4(b) of the Fourth Supplemental Indenture and the amendments, supplements and restatements to this Indenture effected pursuant to Sections 3.9(f), (g), (h) and (j) shall terminate and cease to be effective as to all series of Securities, but subject to reinstatement of such Events of Default, parenthetical clause and amendments, supplements and restatements upon the terms and conditions set forth in Section 3.9(c).

               "(l) As used in this Indenture, the following terms have the meanings specified below:

               "Credit Agreements" means:

                      "(1) the 364-Day Revolving Credit Facility Agreement dated as of February 8, 2002 among the Issuer, Weyerhaeuser Real Estate Company, the lenders named therein and the other parties thereto and any related notes, letters of credit and guarantees;

                      "(2) the Competitive Advance and Revolving Credit Facility
               Agreement dated as of February 8, 2002 among the Issuer, the lenders, swingline bank and fronting bank named therein and the other parties thereto, and any related notes, letters of credit and guarantees, and

                      "(3) the Bridge Revolving Credit Facility Agreement dated
               as of February 8, 2002 among the Issuer, the lenders named therein and the other parties thereto and any related notes, letters of credit and guarantees,

        "in each case as the same may be amended, modified, supplemented or restated or refunded, refinanced, restructured, replaced, renewed, repaid or extended from time to time (whether with the original agents, lenders and other parties thereto or other agents, lenders or other parties thereto and whether under the original such Credit Agreement or any other credit agreements or otherwise), and including any of the foregoing that shall extend the maturity or increase the amount of borrowings or available borrowings thereunder.

               "Guarantee" means the Guarantor's guarantee set forth in a Supplemental Indenture executed pursuant to Section 3.9(a) and any guarantee of a Security or any Coupon appertaining thereto by the Guarantor that is endorsed on a Security authenticated and made available for delivery pursuant to this Indenture, collectively, or all or any such guarantees, as the context shall require.

               "Guarantor" means Willamette Industries, Inc., an Oregon corporation.

               "Weyerhaeuser/Willamette Merger" means a statutory merger pursuant to which the Guarantor shall be merged with and into the Issuer, with the Issuer being the surviving corporation and whereupon the separate corporate existence of Willamette shall cease.

               "(m) At the time of execution and delivery of any Supplemental Indenture pursuant to Section 3.9(a) above, the Issuer shall deliver to the Trustee, in addition to any documents which may be required by
        Section 8.4, 11.5 or any other applicable provision of this Indenture, an Officers' Certificate to the effect that such Supplemental Indenture complies with the requirements of this Section 3.9 and an Opinion of Counsel to the effect that such Supplemental Indenture complies with the provisions of this Section 3.9 and has been duly authorized, executed and delivered by, and is a valid and binding obligation of, the Issuer and the Guarantor, enforceable against the Issuer and the Guarantor in accordance with its terms, and if, the Issuer shall issue Securities with Guarantees in substantially the form attached as Exhibit F to the Fourth Supplemental Indenture endorsed thereon, the Issuer shall deliver to the Trustee (prior to the original issuance of such Securities), and (subject to Section 6.1) the Trustee shall be fully protected in relying upon, an Opinion of Counsel to the effect that the Guarantees endorsed on such Securities have been duly authorized by the Guarantor and, when such Guarantees have been duly executed by the Guarantor and such Securities have been duly executed by the Issuer and authenticated and delivered by the Trustee in the manner and subject to any conditions specified in such Opinion of Counsel, such Guarantees will be valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, in each case subject to customary bankruptcy, equitable remedies, public policy and other exceptions which shall be reasonably satisfactory to the Trustee. In the event that the legal counsel rendering such Opinion of Counsel is not admitted to practice in the State of New York, then such Opinion of Counsel may state that, in rendering such opinion, such counsel has assumed that the laws of the State of New York are the same as the laws of the Issuer's or the Guarantor's, as the case may be, jurisdiction of organization.

               "(n) It shall be a condition to (i) the Guarantor's release from its obligations under this Indenture (including any applicable Supplemental Indenture) and the Guarantee and the termination of the Guarantee pursuant to Section 3.9(a), (ii) the termination of the provisions set forth in Section 3.9(a) pursuant to Section 3.9(b), and
        (iii) the Guarantors' release from its obligations under this Indenture (including any applicable Supplemental Indenture) and the Guarantee and the termination of its Guarantee with respect to the Securities of any series pursuant to Section 3.9(d), as the case may be, that the Issuer shall have theretofore delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each of which shall comply with Section 11.5, to the effect that all conditions precedent herein provided relating to such termination and/or release have been complied with and, in the case of any such release pursuant to Section 3.9(a), an Opinion of Counsel to the effect that any Bank Guarantees provided by the Guarantor have terminated and, in the case of any such termination pursuant to Section 3.9(b) (but only if the Guarantor shall have provided one or more Bank Guarantees) an Opinion of Counsel to the effect that such Bank Guarantees have terminated, and, upon delivery thereof and satisfaction by the Issuer of the other applicable conditions set forth in this Section 3.9 and any other conditions provided in this Indenture, the Trustee, at the expense of the Issuer and upon the Issuer's request, shall execute proper instruments (substantially in the forms provided by the Issuer) acknowledging such termination or release.

        (b) Section 5.1 of the Prior Indenture is hereby supplemented by adding the following parenthetical clause in the 8th line of clause (d) of the first paragraph of such Section 5.1, such text to be inserted immediately after the words "90 days" and immediately before the words "after there has":

        "(or 10 days in the case of the covenant set forth in Section 3.9 of this Indenture, unless this parenthetical clause shall have been terminated pursuant to Section 3.9(k), in which case this parenthetical clause shall cease to be effective for all purposes of this Indenture, or unless the terms of the Securities of such series, as set forth in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3, expressly provide that the Securities of such series are not entitled to the benefits of Section 3.9(a), in which case this parenthetical clause shall not be applicable to the Securities of such series)".

        SECTION 5. Governing Law; Fourth Supplemental Indenture. This Fourth Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of the State of New York. The terms and conditions of this Fourth Supplemental Indenture shall be, and be deemed to be, part of the terms and conditions of the Indenture for any and all purposes. Other than as amended and supplemented by this Fourth Supplemental Indenture, the Indenture is in all respects ratified and confirmed.

        SECTION 6. Acceptance by Trustee. The Trustee hereby accepts this Fourth Supplemental Indenture and agrees to perform the same upon the terms and conditions set forth in the Indenture.

        SECTION 7. Counterparts. This Fourth Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

        SECTION 8. Headings. The headings of this Fourth Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

        SECTION 9. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Issuer and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourth Supplemental Indenture.

        SECTION 10. Separability. In case any one or more of the provisions contained in this Fourth Supplemental Indenture or in the Offered Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions of this Fourth Supplemental Indenture or of the Offered Securities, but this Fourth Supplemental Indenture and the Offered Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.

                                             WEYERHAEUSER COMPANY,


                                             By:
                                                --------------------------------
                                                Name:  Jeffrey W. Nitta
                                                Title: Vice President and
                                                       Treasurer
Attest:


By:
   --------------------------------
   Name:  Claire S. Grace
   Title: Corporate Secretary and
          Assistant General Counsel

                                             JPMORGAN CHASE BANK, as trustee,


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Attest:


By:
   --------------------------------
   Name:
   Title:

                                                                     Exhibit A-1


                          [FORM OF TRANCHE 1 SECURITY]

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (a) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (b) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR
(c) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (a) TO THE ISSUER (AS DEFINED BELOW) HEREOF OR ONE OF ITS SUBSIDIARIES, (b) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (c) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER HEREOF TO THE EFFECT THAT THE TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (d) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (e) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (f) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, PROVIDED THAT THE FOREGOING AGREEMENT OF THE HOLDER IS SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF THE HOLDER OR ANY INVESTOR ACCOUNTS FOR WHICH THE HOLDER IS ACTING SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS OR THEIR CONTROL; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH HEREON RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE).

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IF THE PROPOSED TRANSFER IS BEING MADE OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER HEREOF MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(e) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.



                                     A-1-1

        [Include the following legend (the "DTC Legend") only in Global Offered Securities--] THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

        [Include the following legend (the "DTC Legend") only in Global Offered Securities --] UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No.  [RA-_] [RS-_] [RD-_] [R-_]

                                                  Principal Amount:
                                                  $_ [FOR INCLUSION IN
                                                  GLOBAL OFFERED
                                                  SECURITIES--(or such other
                                                  principal amount as is set
                                                  forth on Schedule A hereto)

CUSIP No.      [Rule 144A: 962166 BB 9
               [Reg S: U96224 AB 3]
               [A/I: 962166 BG 8]
               [Exchange Note: 962166 BH 6]

                              WEYERHAEUSER COMPANY
                           Floating Rate Note due 2003

        WEYERHAEUSER COMPANY, a Washington corporation (the "Issuer", which term includes any successor thereto under the Indenture referred to below), for value received, hereby promises to pay to [FOR INCLUSION IN GLOBAL OFFERED SECURITIES
- Cede & Co.], or registered assigns, at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York, the principal sum of _ Dollars ($_) [FOR INCLUSION IN GLOBAL OFFERED SECURITIES -- or such other principal amount as is set forth on Schedule A hereto] on September 15, 2003, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum at said office or agency, quarterly in arrears on March 15, June 15, September 15 and December 15 of each year (each, an "Interest Payment Date"), commencing June 15, 2002, and at final maturity, in like coin or currency, at a per annum rate equal to LIBOR (determined in the manner described below) plus 1.125% from the Interest Payment Date next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on these Notes, in which case from March 12, 2002, until payment of said principal sum has been made or duly provided for; provided that, if this Note is not a Global Security, payment of interest may be made at the option of the Issuer by check mailed to the address of the Person entitled thereto as such address shall appear on the Security register; and provided, further, that if this Note is a Global Security registered in the name of a Depositary or its nominee, payment of interest shall be made to the Depositary or its nominee, as the case may be, in accordance with the Depositary's procedures as in effect from time to time. Notwithstanding the



                                     A-1-2
foregoing, if the date hereof is after a Regular Record Date (as defined below) and before the following Interest Payment Date, this Note shall bear interest from such Interest Payment Date; provided, that if the Issuer shall default in the payment of interest due on such Interest Payment Date, then this Note shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on these Notes, from March 12, 2002. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to below, be paid to the Person in whose name this Note is registered at the close of business on the 15th calendar day (whether or not a Floating Rate Business Day, as defined below) next preceding such Interest Payment Date (a "Regular Record Date"); provided that interest payable on the final maturity date of this Note will be paid to the Person to whom the principal hereof is paid. If any Interest Payment Date, other than an Interest Payment Date falling on the final maturity date of this Note, would otherwise be a day that is not a Floating Rate Business Day, that Interest Payment Date will be moved to, and will be, the next succeeding Floating Rate Business Day, except that, if that next succeeding Floating Rate Business Day falls in the next succeeding calendar month, that Interest Payment Date instead will be moved to, and will be, the immediately preceding Floating Rate Business Day. If the final maturity date of this Note falls on a day that is not a Floating Rate Business Day, then payments of the principal of and interest on this Note that are due on the final maturity date need not be made on the final maturity date, but may be made on the next succeeding Floating Rate Business Day with the same force and effect as if made on the final maturity date and no interest will accrue for the period after the final maturity date.

        Interest on this Note will accrue from, and including, March 12, 2002 to, but excluding, the Interest Payment Date falling in June 2002 and then from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for on this Note to, but excluding, the next Interest Payment Date or the final maturity date, as the case may be. Interest on this Note will be calculated on the basis of the actual number of days in the applicable period divided by 360.

        "Floating Rate Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, that such day must also be a London Business Day. "London Business Day" means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

        The interest rate on the Notes for the initial Interest Period (as defined below) commencing March 12, 2002 will be set, and for each subsequent Interest Period will be reset, as of the first day of such Interest Period (the date on which that interest rate is set for the initial Interest Period or reset for any subsequent Interest Period is referred to as an "Interest Reset Date"). The interest rate in effect on any day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date, and the interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date (as defined below) pertaining to that Interest Reset Date.

        "Interest Period" means the period beginning on, and including, an Interest Payment Date to, but excluding, the next succeeding Interest Payment Date or the final maturity date, as the case may be, except that the first Interest Period will be the period beginning on, and including, March 12, 2002 to, but excluding, the Interest Payment Date falling in June 2002.

        "Interest Determination Date" means, with respect to any Interest Reset Date, the second London Business Day preceding that Interest Reset Date.

        The Calculation Agent (as defined in the Indenture referred to below) will determine LIBOR in accordance with the following provisions:

        "LIBOR" means:



                                     A-1-3

               (1) With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Telerate Page 3750 as of 11:00 A.M., London time, on that Interest Determination Date. If no rate appears as aforesaid, LIBOR with respect to that Interest Determination Date will be determined in accordance with the provisions described in (2) below.

               (2) With respect to an Interest Determination Date on which no rate appears on Telerate Page 3750 as specified in (1) above, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market (the "reference banks"), selected by the Calculation Agent after consultation with the Issuer, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount equal to an amount of at least $1,000,000 that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations as calculated by the Calculation Agent. If fewer than two quotations are provided by the reference banks, then LIBOR on that Interest Determination Date will be the arithmetic mean as calculated by the Calculation Agent of the rates quoted at approximately 11:00 A.M., New York City time, on that Interest Determination Date by three major banks in The City of New York, selected by the Calculation Agent after consultation with the Issuer, for loans in United States dollars to leading European banks having a three month maturity and in a principal amount equal to an amount of at least $1,000,000 that is representative for a single transaction in United States dollars in that market at the time; provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described in this sentence, LIBOR determined as of that Interest Determination Date will be LIBOR as in effect on that Interest Determination Date.

               "Telerate Page 3750" means the display designated as "Page 3750" on Bridge Telerate, Inc., or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank rates of major banks for United States dollars.

        The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

        All percentages resulting from any calculation on the Notes will be rounded to the nearest one hundred-thousandth of a percentage point, with five-one millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on the Notes will be rounded to the nearest cent, with one-half cent being rounded upwards.

        All calculations made by the Calculation Agent for the purposes of calculating interest on the Notes shall be conclusive and binding on the Holders and on the Issuer, absent manifest error.

        This Note is one of a duly authorized issue of Securities of the Issuer issued under and pursuant to an Indenture dated as of April 1, 1986 (the "Original Indenture"), as amended and supplemented by a First Supplemental Indenture thereto dated as of February 15, 1991 (the "First Supplemental Indenture"), a Second Supplemental Indenture thereto dated as of February 1, 1993 (the "Second Supplemental Indenture"), a Third Supplemental Indenture thereto dated as of October 22, 2001 (the "Third Supplemental Indenture"), and a Fourth Supplemental Indenture thereto dated as of March 12, 2002 (the "Fourth Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and any other indentures supplemental thereto, is hereinafter called the "Indenture"), each duly executed and delivered by the Issuer to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and Chemical Bank), as



                                     A-1-4
trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of the series of Securities designated on the face hereof (the "Notes").

        The Notes are not subject to redemption at the option of the Issuer at any time prior to final maturity.

        In case an Event of Default (as defined in the Indenture) with respect to the Notes shall have occurred and be continuing, the principal hereof and accrued and unpaid interest hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

        The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall, among other things, (i) extend the final maturity of any Security, or reduce the principal amount thereof or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on the redemption thereof, or make the principal thereof or the interest thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms thereof, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture without the consent of the Holder of each Security so affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default, prior to any declaration accelerating the maturity of the Securities of any series, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default or Event of Default in respect of the payment of the principal of or premium, if any, or interest on any of the Securities or a default or Event of Default in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Security affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor or on registration of transfer hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

        The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations upon surrender of the Notes to be exchanged at the agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York in the manner and subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge that may be imposed in connection therewith.



                                     A-1-5

        The Notes are not subject to any sinking fund.

        Upon due presentment for registration of transfer of this Note at the agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge that may be imposed in connection therewith.

        [THIS PARAGRAPH TO BE OMITTED FROM EXCHANGE SECURITIES--] In addition to rights provided to the Holders of the Notes under the Indenture, Holders of Notes shall have all the rights set forth in the Registration Rights Agreement dated as of March 12, 2002 between the Issuer and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. (as the same may be amended or supplemented from time to time in accordance with its terms, the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Holders of the Notes will, subject to certain exceptions and on the terms and subject to the conditions specified in the Registration Rights Agreement, have the right to exchange their Notes for a like principal amount of Exchange Securities of the same series issued under the Indenture, which Exchange Securities will have been registered under the Securities Act. The Holders of the Notes shall be entitled to receive certain additional interest on the Notes in the event such exchange offer is not consummated or upon certain other conditions, all as set forth in the Registration Rights Agreement.

        The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions of the first paragraph hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

        No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or in any Note, or because of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor entity, either directly or through the Issuer or any successor entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

        This Note shall be governed by and construed in accordance with the laws of the State of New York, except as may otherwise be required by mandatory provisions of law.

        Terms used in this Note which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

        The Indenture contains provisions whereby the Issuer may be discharged from its obligations with respect to the Notes, subject to exceptions, if the Issuer deposits with the Trustee cash or U.S. Government Obligations in the amount and in the manner, and satisfies certain other conditions, as in the Indenture provided.

        This Note shall not be valid or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture by manual signature of an authorized officer of the Trustee.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                     A-1-6

        IN WITNESS WHEREOF, Weyerhaeuser Company has caused this instrument to be signed and its corporate seal attested by the manual or facsimile signatures of its duly authorized officers and has caused its corporate seal (or a facsimile thereof) to be affixed hereunto or imprinted hereon.

Dated:


                                             WEYERHAEUSER COMPANY*

[SEAL]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


Attest:
        ---------------------------
        Name:
        Title:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION*

        This is one of the Securities of the series designated herein and referred to in the within mentioned Indenture.


                                             JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:
                                                --------------------------------
                                                       Authorized Officer



----------

* The signatures and/or the Trustee's certificate of authentication may be moved to appear on the same page as the principal amount of this Security.



                                     A-1-7

                                  ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common          UNIF GIFT MIN ACT --       _______Custodian __________
TEN ENT--as tenants by the entireties                               (Cust)           (Minor)
JT TEN--as joint tenants with right of survivorship               Under Uniform Gifts to Minors
and not as tenants in common                                      Act___________________________
                                                                                (State)

           Additional abbreviations may also be used though not in the above list.

                     ---------------------------------------


FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

   --------------------------------------------------------

   --------------------------------------------------------



--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


--------------------------------------------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing

                                                                        Attorney
-----------------------------------------------------------------------
to transfer said security on the books of the Issuer with full power of substitution in the premises.

Dated:                                       Signed:
        ---------------------------                  ---------------------------

               Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within security in every particular, without alteration or enlargement or any change whatever.



                                     A-1-8

   [FOR INCLUSION IN OFFERED SECURITIES BEARING THE PRIVATE PLACEMENT LEGEND]

                              TRANSFER CERTIFICATE


Capitalized terms used but not defined in this Certificate shall have the meanings given to such terms in the Indenture referred to above.

The undersigned (the "Transferor") has requested a transfer of this Floating Rate Note due 2003 (the "Notes") or a portion hereof (the "Specified Securities").

In connection with such request, the Transferor does hereby certify that such transfer is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (as indicated by the applicable box checked below), or the transfer does not require registration under the Securities Act because (as indicated by the applicable box checked below):

       [ ]     (a)    The Specified Securities are being transferred pursuant to an effective registration statement under the Securities
                      Act.

       [ ]     (b)    The Specified Securities are being acquired for the
                      Transferor's own account, without transfer.

       [ ]     (c)    The Specified Securities are being transferred to the
                      Issuer or a subsidiary of the Issuer.

       [ ]     (d)    The Specified Securities are being transferred in
                      compliance with Rule 144A ("Rule 144A") under the Securities Act to a Person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A) that is purchasing the Specified Securities for its own account or for the account of another
                      "qualified institutional buyer", in each case to whom notice has been given that the transfer is being made in reliance on Rule 144A.

       [ ]     (e)    The Specified Securities are being transferred to an
                      institutional "accredited investor" (as defined in Rule
                      501(a)(1), (2), (3) or (7) under the Securities Act) (an
                      "Institutional Accredited Investor") purchasing for its own account or for the account of one or more other
                      Institutional Accredited Investors over which it exercises sole investment discretion, in each case in a minimum principal amount of $250,000, and that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Specified
                      Securities (the form of which letter can be obtained from the Trustee) and, if the Issuer requests, an opinion of counsel reasonably acceptable to the Issuer to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

       [ ]     (f)    The Specified Securities are being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act provided by Rule 144 under the Securities Act (if available).

       [ ]     (g)    The Specified Securities are being transferred outside the
                      "United States" (as defined in Regulation S ("Regulation
                      S") under the Securities Act) in an "offshore transaction"
                      (as defined in Regulation S) in compliance with Rule 904 under the Securities Act.



                                     A-1-9

This Certificate and the statements contained herein are made for the benefit of the Trustee, the Issuer and the initial purchasers, if any, in the initial offering of the Notes.



                                     A-1-10

Date:
     --------------------               ----------------------------------------
                                        (Insert Name of Transferor)


                                        By:
                                           -------------------------------------
                                        Notice: The signature to this
                                        Certificate must correspond with the
                                        name as it appears upon the face of the
                                        within security in every particular,
                                        without alteration or enlargement or any
                                        change whatever

To be completed by transferee
if (d) above is checked:

        The undersigned transferee represents and warrants (i) that it is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 (the "Securities Act") and is aware that the Specified Securities (as defined above) are being transferred in reliance on 144A under the Securities Act, (ii) the undersigned is acquiring the Specified Securities for its own account or for the account of one or more other qualified institutional buyers over which it exercises sole investment discretion (in which latter case the undersigned has given notice to each such account that the Specified Securities are being transferred in reliance on Rule 144A) and (iii) this instrument has been executed on behalf of the undersigned by one of its executive officers. The undersigned transferee acknowledges and agrees that the Specified Securities have not been registered under the Securities Act and may not be transferred except in accordance with the resale and other transfer restrictions set forth on the face thereof.

Date:
     --------------------               ----------------------------------------
                                        (Insert Name of Transferee)

                                        By:
                                           -------------------------------------
                                           Executive Officer



                                     A-1-11

                  [FOR INCLUSION IN GLOBAL OFFERED SECURITIES]


                                   SCHEDULE A


        The initial principal amount of this Global Security is _ Dollars ($_). The following increases or decreases in the principal amount of this Global Security have been made:

=================================================================================================
                                                            Principal amount
                          Amount of          Amount of             of
                          increase          decrease in        this Global
                        in principal     principal amount       Security         Signature of
                           amount               of           following such       authorized
                       of this Global       this Global        decrease or       signatory of
     Date made            Security           Security           increase            Trustee
-------------------------------------------------------------------------------------------------

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=================================================================================================



                                     A-1-12

                                                                     Exhibit A-2



                          [FORM OF TRANCHE 2 SECURITY]

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (a) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (b) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR
(c) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (a) TO THE ISSUER (AS DEFINED BELOW) HEREOF OR ONE OF ITS SUBSIDIARIES, (b) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (c) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER HEREOF TO THE EFFECT THAT THE TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (d) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (e) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (f) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, PROVIDED THAT THE FOREGOING AGREEMENT OF THE HOLDER IS SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF THE HOLDER OR ANY INVESTOR ACCOUNTS FOR WHICH THE HOLDER IS ACTING SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS OR THEIR CONTROL; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH HEREON RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE).

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IF THE PROPOSED TRANSFER IS BEING MADE OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER HEREOF MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(e) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.



                                     A-2-1

        [Include the following legend (the "DTC Legend") only in Global Offered Securities--] THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

        [Include the following legend (the "DTC Legend") only in Global Offered Securities--] UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No.     [RA-_] [RS-_] [RD-_] [R-_]

                                                     Principal Amount:
                                                     $_ [FOR INCLUSION IN
                                                     GLOBAL OFFERED
                                                     SECURITIES--(or such other
                                                     principal amount as is set
                                                     forth on Schedule A hereto)
CUSIP No. [Rule 144A: 962166 BC 7]
          [Reg S: U96224 AC 1]
          [A/I: 962166 BJ 2]
          [Exchange Note: 962166 BK 9]


                              WEYERHAEUSER COMPANY

                               5.50% Note due 2005

        WEYERHAEUSER COMPANY, a Washington corporation (the "Issuer", which term includes any successor thereto under the Indenture referred to below), for value received, hereby promises to pay to [FOR INCLUSION IN GLOBAL OFFERED SECURITIES--Cede & Co.], or registered assigns, at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York, the principal sum of _ Dollars ($_) [FOR INCLUSION IN GLOBAL OFFERED SECURITIES--or such other principal amount as is set forth on Schedule A hereto] on March 15, 2005, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually in arrears on March 15 and September 15 of each year, commencing September 15, 2002, and at final maturity on said principal sum at said office or agency, in like coin or currency, at the rate of 5.50% per annum from the March 15 or September 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on these Notes, in which case from March 12, 2002 until payment of said principal sum has been made or duly provided for; provided that, if this Note is not a Global Security, payment of interest may be made at the option of the Issuer by check mailed to the address of the Person entitled thereto as such address shall appear on the Security register; and provided, further, that if this Note is a Global Security registered in the name of a



                                     A-2-2

Depositary or its nominee, payment of interest shall be made to the Depositary or its nominee, as the case may be, in accordance with the Depositary's procedures as in effect from time to time. Notwithstanding the foregoing, if the date hereof is after March 1 or September 1, as the case may be, and before the following March 15 or September 15, this Note shall bear interest from such March 15 or September 15; provided, that if the Issuer shall default in the payment of interest due on such March 15 or September 15, then this Note shall bear interest from the next preceding March 15 or September 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on these Notes, from March 12, 2002. The interest so payable on any March 15 or September 15 will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Note is registered at the close of business on the March 1 or September 1, as the case may be, next preceding such March 15 or September 15. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

        This Note is one of a duly authorized issue of Securities of the Issuer issued under and pursuant to an Indenture dated as of April 1, 1986 (the "Original Indenture"), as amended and supplemented by a First Supplemental Indenture thereto dated as of February 15, 1991 (the "First Supplemental Indenture"), a Second Supplemental Indenture thereto dated as of February 1, 1993 (the "Second Supplemental Indenture"), a Third Supplemental Indenture thereto dated as of October 22, 2001 (the "Third Supplemental Indenture"), and a Fourth Supplemental Indenture thereto dated as of March 12, 2002 (the "Fourth Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and any other indentures supplemental thereto, is hereinafter called the "Indenture"), each duly executed and delivered by the Issuer to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and Chemical Bank), as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of the series of Securities designated on the face hereof (the "Notes").

        The Notes may be redeemed, in whole or from time to time in part, at the option of the Issuer on any date at a redemption price equal to the greater of:

        (1)    100% of the principal amount of the Notes to be redeemed, and

        (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date) discounted to that Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in the case of both clause (1) and clause (2) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such Redemption Date; provided, however, that payments of interest on the Notes that are due and payable on or prior to a date fixed for redemption of Notes will be payable to the Holders of those Notes registered as such at the close of business on the relevant record dates according to their terms and the terms and provisions of the Indenture. Any such redemption shall be effected in accordance with the terms and conditions set forth in the Indenture.

        As used in this Note, the following terms have the meanings set forth below:

        "Treasury Rate" means, with respect to any Redemption Date for the Notes, (1) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by



                                     A-2-3
the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Final Maturity Date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month), or
(2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

        The Treasury Rate shall be calculated on the third Business Day preceding the applicable Redemption Date. As used in the immediately preceding sentence and in the definition of "Reference Treasury Dealer Quotations" below, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

        "Comparable Treasury Issue" means, with respect to any Redemption Date for the Notes, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

        "Comparable Treasury Price" means, with respect to any Redemption Date for the Notes, (1) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

        "Final Maturity Date" means March 15, 2005.

        "Independent Investment Banker" means, with respect to any Redemption Date for the Notes, Morgan Stanley & Co. Incorporated and its successors or J.P. Morgan Securities Inc. and its successors, whichever shall be selected by the Trustee after consultation with the Issuer, or, if both such firms or the respective successors, if any, to such firms, as the case may be, are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Issuer.

        "Redemption Date" means, with respect to any Note or portion thereof to be redeemed, the date fixed for such redemption pursuant to the Indenture and the Notes.

        "Reference Treasury Dealer" means, with respect to any Redemption Date for the Notes, Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. and their respective successors (provided, however, that if any such firm or any such successor, as the case may be, shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Trustee, after consultation with the Issuer, shall substitute therefor another Primary Treasury Dealer), and two other Primary Treasury Dealers selected by the Trustee after consultation with the Issuer.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.



                                     A-2-4

        Notice of any redemption will be mailed at least 30 days but not more than 60 days before the applicable Redemption Date to each Holder of the Notes to be redeemed at the Holder's registered address. If less than all the Notes are to be redeemed at the option of the Issuer, the Trustee will select, in a manner it deems fair and appropriate, the Notes, or portions of the Notes, to be redeemed.

        Unless the Issuer defaults in payment of the redemption price (including interest accrued to the applicable Redemption Date), on and after the applicable Redemption Date interest will cease to accrue on the Notes or portions of the Notes called for redemption on that Redemption Date.

        Notwithstanding the provisions of Section 12.2 of the Indenture, any notice of redemption of the Notes need not set forth the redemption price but only the manner of calculation thereof. The Issuer will notify the Trustee of the redemption price promptly after the calculation thereof. The Trustee shall have no responsibility for such calculation.

        In case an Event of Default (as defined in the Indenture) with respect to the Notes shall have occurred and be continuing, the principal hereof and accrued and unpaid interest hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

        The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall, among other things, (i) extend the final maturity of any Security, or reduce the principal amount thereof or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on the redemption thereof, or make the principal thereof or the interest thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms thereof, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture without the consent of the Holder of each Security so affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default, prior to any declaration accelerating the maturity of the Securities of any series, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default or Event of Default in respect of the payment of the principal of or premium, if any, or interest on any of the Securities or a default or Event of Default in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Security affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor or on registration of transfer hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

        The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount of Notes of other



                                     A-2-5
authorized denominations upon surrender of the Notes to be exchanged at the agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York in the manner and subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge that may be imposed in connection therewith.

        The Notes are not subject to any sinking fund.

        Upon due presentment for registration of transfer of this Note at the agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge that may be imposed in connection therewith.

        [THIS PARAGRAPH TO BE OMITTED FROM EXCHANGE SECURITIES--] In addition to rights provided to the Holders of the Notes under the Indenture, Holders of Notes shall have all the rights set forth in the Registration Rights Agreement dated as of March 12, 2002 between the Issuer and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. (as the same may be amended or supplemented from time to time in accordance with its terms, the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Holders of the Notes will, subject to certain exceptions and on the terms and subject to the conditions specified in the Registration Rights Agreement, have the right to exchange their Notes for a like principal amount of Exchange Securities of the same series issued under the Indenture, which Exchange Securities will have been registered under the Securities Act. The Holders of the Notes shall be entitled to receive certain additional interest on the Notes in the event such exchange offer is not consummated or upon certain other conditions, all as set forth in the Registration Rights Agreement.

        The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions of the first paragraph hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

        No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or in any Note, or because of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor entity, either directly or through the Issuer or any successor entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

        This Note shall be governed by and construed in accordance with the laws of the State of New York, except as may otherwise be required by mandatory provisions of law.

        Terms used in this Note which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

        The Indenture contains provisions whereby the Issuer may be discharged from its obligations with respect to the Notes, subject to exceptions, if the Issuer deposits with the Trustee cash or U.S. Government Obligations in the amount and in the manner, and satisfies certain other conditions, as in the Indenture provided.



                                     A-2-6

        This Note shall not be valid or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture by manual signature of an authorized officer of the Trustee.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                     A-2-7

        IN WITNESS WHEREOF, Weyerhaeuser Company has caused this instrument to be signed and its corporate seal attested by the manual or facsimile signatures of its duly authorized officers and has caused its corporate seal (or a facsimile thereof) to be affixed hereunto or imprinted hereon.

Dated:
                                             WEYERHAEUSER COMPANY*


[SEAL]                                       By:
                                                --------------------------------
                                                Name:
                                                Title:




Attest:
       ----------------------------
       Name:
       Title:



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION*

        This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                             JPMORGAN CHASE BANK,
                                                as Trustee


                                             By:
                                                --------------------------------
                                                       Authorized Officer



-----------------------------

* The signatures and/or the Trustee's certificate of authentication may be moved to appear on the same page as the principal amount of this Security.



                                     A-2-8

                                  ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common         UNIF GIFT MIN ACT - -         _______Custodian ________
TEN ENT--as tenants by the entireties                             (Cust)              (Minor)
JT TEN--as joint tenants with right of survivorship               Under Uniform Gifts to Minors
and not as tenants in common                                      Act _________________________
                                                                              (State)


           Additional abbreviations may also be used though not in the above list.

                     ---------------------------------------


FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     --------------------------------------------

     --------------------------------------------



--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


--------------------------------------------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing

                                                                        Attorney
-----------------------------------------------------------------------
to transfer said security on the books of the Issuer with full power of substitution in the premises.

Dated:                                       Signed:
      -----------------------------                -----------------------------

        Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within security in every particular, without alteration or enlargement or any change whatever.



                                     A-2-9

   [FOR INCLUSION IN OFFERED SECURITIES BEARING THE PRIVATE PLACEMENT LEGEND]

                              TRANSFER CERTIFICATE

Capitalized terms used but not defined in this Certificate shall have the meanings given to such terms in the Indenture referred to above.

The undersigned (the "Transferor") has requested a transfer of this 5.50% Note due 2005 (the "Notes") or a portion hereof (the "Specified Securities").

In connection with such request, the Transferor does hereby certify that such transfer is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (as indicated by the applicable box checked below), or the transfer does not require registration under the Securities Act because (as indicated by the applicable box checked below):

       [ ]     (a)    The Specified Securities are being transferred pursuant to an effective registration statement under the Securities
                      Act.

       [ ]     (b)    The Specified Securities are being acquired for the
                      Transferor's own account, without transfer.

       [ ]     (c)    The Specified Securities are being transferred to the
                      Issuer or a subsidiary of the Issuer.

       [ ]     (d)    The Specified Securities are being transferred in
                      compliance with Rule 144A ("Rule 144A") under the Securities Act to a Person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A) that is purchasing the Specified Securities for its own account or for the account of another
                      "qualified institutional buyer", in each case to whom notice has been given that the transfer is being made in reliance on Rule 144A.

       [ ]     (e)    The Specified Securities are being transferred to an
                      institutional "accredited investor" (as defined in Rule
                      501(a)(1), (2), (3) or (7) under the Securities Act) (an
                      "Institutional Accredited Investor") purchasing for its own account or for the account of one or more other
                      Institutional Accredited Investors over which it exercises sole investment discretion, in each case in a minimum principal amount of $250,000, and that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Specified
                      Securities (the form of which letter can be obtained from the Trustee) and, if the Issuer requests, an opinion of counsel reasonably acceptable to the Issuer to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

       [ ]     (f)    The Specified Securities are being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act provided by Rule 144 under the Securities Act (if available).

       [ ]     (g)    The Specified Securities are being transferred outside the
                      "United States" (as defined in Regulation S ("Regulation
                      S") under the Securities Act) in an "offshore transaction"
                      (as defined in Regulation S) in compliance with Rule 904 under the Securities Act.



                                     A-2-10

This Certificate and the statements contained herein are made for the benefit of the Trustee, the Issuer and the initial purchasers, if any, in the initial offering of the Notes.

Date:
      ---------------------
                                        ----------------------------------------
                                        (Insert Name of Transferor)


                                        By:
                                           -------------------------------------
                                        Notice: The signature to this
                                        Certificate must correspond with the
                                        name as it appears upon the face of the
                                        within security in every particular,
                                        without alteration or enlargement or any
                                        change whatever


To be completed by transferee
if (d) above is checked:

        The undersigned transferee represents and warrants (i) that it is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 (the "Securities Act") and is aware that the Specified Securities (as defined above) are being transferred in reliance on 144A under the Securities Act, (ii) the undersigned is acquiring the Specified Securities for its own account or for the account of one or more other qualified institutional buyers over which it exercises sole investment discretion (in which latter case the undersigned has given notice to each such account that the Specified Securities are being transferred in reliance on Rule 144A) and (iii) this instrument has been executed on behalf of the undersigned by one of its executive officers. The undersigned transferee acknowledges and agrees that the Specified Securities have not been registered under the Securities Act and may not be transferred except in accordance with the resale and other transfer restrictions set forth on the face thereof.

Dated:
      ---------------------
                                        ----------------------------------------
                                        (Insert Name of Transferee)


                                        By:
                                           -------------------------------------
                                                     Executive Officer



                                     A-2-11

                  [FOR INCLUSION IN GLOBAL OFFERED SECURITIES]


                                   SCHEDULE A


        The initial principal amount of this Global Security is _ Dollars ($_). The following increases or decreases in the principal amount of this Global Security have been made:

=================================================================================================
                                                            Principal amount
                      Amount of          Amount of          of
                      increase           decrease in        this Global
                      in principal       principal amount   Security           Signature of
                      amount             of                 following such     authorized
                      of this Global     this Global        decrease or        signatory of
Date made             Security           Security           increase           Trustee
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

=================================================================================================



                                     A-2-12

                                                                     Exhibit A-3

                          [FORM OF TRANCHE 3 SECURITY]


        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (a) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (b) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR
(c) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (a) TO THE ISSUER (AS DEFINED BELOW) HEREOF OR ONE OF ITS SUBSIDIARIES, (b) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (c) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER HEREOF TO THE EFFECT THAT THE TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (d) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (e) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (f) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, PROVIDED THAT THE FOREGOING AGREEMENT OF THE HOLDER IS SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF THE HOLDER OR ANY INVESTOR ACCOUNTS FOR WHICH THE HOLDER IS ACTING SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS OR THEIR CONTROL; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH HEREON RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE).

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IF THE PROPOSED TRANSFER IS BEING MADE OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER HEREOF MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(e) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.



                                     A-3-1

        [Include the following legend (the "DTC Legend") only in Global Offered Securities--] THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

        [Include the following legend (the "DTC Legend") only in Global Offered Securities--] UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No.     [RA-_] [RS-_] [RD-_] [R-_]

                                                     Principal Amount:
                                                     $_ [FOR INCLUSION IN
                                                     GLOBAL OFFERED
                                                     SECURITIES--(or such other
                                                     principal amount as is set
                                                     forth on Schedule A hereto)
CUSIP No. [Rule 144A: 962166 BD 5]
          [Reg S: U96224 AD 9]
          [A/I: 962166 BL 7]
          [Exchange Note: 962166 BM 5]


                              WEYERHAEUSER COMPANY

                              6.125% Note due 2007

        WEYERHAEUSER COMPANY, a Washington corporation (the "Issuer", which term includes any successor thereto under the Indenture referred to below), for value received, hereby promises to pay to [FOR INCLUSION IN GLOBAL OFFERED SECURITIES--Cede & Co.], or registered assigns, at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York, the principal sum of _ Dollars ($_) [FOR INCLUSION IN GLOBAL OFFERED SECURITIES--or such other principal amount as is set forth on Schedule A hereto] on March 15, 2007, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually in arrears on March 15 and September 15 of each year, commencing September 15, 2002, and at final maturity on said principal sum at said office or agency, in like coin or currency, at the rate of 6.125% per annum from the March 15 or September 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on these Notes, in which case from March 12, 2002 until payment of said principal sum has been made or duly provided for; provided that, if this Note is not a Global Security, payment of interest may be made at the option of the Issuer by check mailed to the address of the Person entitled thereto as such address shall appear on the Security register; and provided, further, that if this Note is a Global Security registered in the name of a



                                     A-3-2

Depositary or its nominee, payment of interest shall be made to the Depositary or its nominee, as the case may be, in accordance with the Depositary's procedures as in effect from time to time. Notwithstanding the foregoing, if the date hereof is after March 1 or September 1, as the case may be, and before the following March 15 or September 15, this Note shall bear interest from such March 15 or September 15; provided, that if the Issuer shall default in the payment of interest due on such March 15 or September 15, then this Note shall bear interest from the next preceding March 15 or September 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on these Notes, from March 12, 2002. The interest so payable on any March 15 or September 15 will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Note is registered at the close of business on the March 1 or September 1, as the case may be, next preceding such March 15 or September 15. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

        This Note is one of a duly authorized issue of Securities of the Issuer issued under and pursuant to an Indenture dated as of April 1, 1986 (the "Original Indenture"), as amended and supplemented by a First Supplemental Indenture thereto dated as of February 15, 1991 (the "First Supplemental Indenture"), a Second Supplemental Indenture thereto dated as of February 1, 1993 (the "Second Supplemental Indenture"), a Third Supplemental Indenture thereto dated as of October 22, 2001 (the "Third Supplemental Indenture"), and a Fourth Supplemental Indenture thereto dated as of March 12, 2002 (the "Fourth Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and any other indentures supplemental thereto, is hereinafter called the "Indenture"), each duly executed and delivered by the Issuer to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and Chemical Bank), as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of the series of Securities designated on the face hereof (the "Notes").

               The Notes may be redeemed, in whole or from time to time in part, at the option of the Issuer on any date at a redemption price equal to the greater of:

        (1)    100% of the principal amount of the Notes to be redeemed, and

        (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date) discounted to that Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in the case of both clause (1) and clause (2) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such Redemption Date; provided, however, that payments of interest on the Notes that are due and payable on or prior to a date fixed for redemption of Notes will be payable to the Holders of those Notes registered as such at the close of business on the relevant record dates according to their terms and the terms and provisions of the Indenture. Any such redemption shall be effected in accordance with the terms and conditions set forth in the Indenture.

        As used in this Note, the following terms have the meanings set forth below:

        "Treasury Rate" means, with respect to any Redemption Date for the Notes, (1) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by



                                     A-3-3
the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Final Maturity Date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month), or
(2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Treasury Rate shall be calculated on the third Business Day preceding the applicable Redemption Date. As used in the immediately preceding sentence and in the definition of "Reference Treasury Dealer Quotations" below, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

        "Comparable Treasury Issue" means, with respect to any Redemption Date for the Notes, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

        "Comparable Treasury Price" means, with respect to any Redemption Date for the Notes, (1) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

        "Final Maturity Date" means March 15, 2007.

        "Independent Investment Banker" means, with respect to any Redemption Date for the Notes, Morgan Stanley & Co. Incorporated and its successors or J.P. Morgan Securities Inc. and its successors, whichever shall be selected by the Trustee after consultation with the Issuer, or, if both such firms or the respective successors, if any, to such firms, as the case may be, are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Issuer.

        "Redemption Date" means, with respect to any Note or portion thereof to be redeemed, the date fixed for such redemption pursuant to the Indenture and the Notes.

        "Reference Treasury Dealer" means, with respect to any Redemption Date for the Notes, Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. and their respective successors (provided, however, that if any such firm or any such successor, as the case may be, shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Trustee, after consultation with the Issuer, shall substitute therefor another Primary Treasury Dealer), and two other Primary Treasury Dealers selected by the Trustee after consultation with the Issuer.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.



                                     A-3-4

        Notice of any redemption will be mailed at least 30 days but not more than 60 days before the applicable Redemption Date to each Holder of the Notes to be redeemed at the Holder's registered address. If less than all the Notes are to be redeemed at the option of the Issuer, the Trustee will select, in a manner it deems fair and appropriate, the Notes, or portions of the Notes, to be redeemed.

        Unless the Issuer defaults in payment of the redemption price (including interest accrued to the applicable Redemption Date), on and after the applicable Redemption Date interest will cease to accrue on the Notes or portions of the Notes called for redemption on that Redemption Date.

        Notwithstanding the provisions of Section 12.2 of the Indenture, any notice of redemption of the Notes need not set forth the redemption price but only the manner of calculation thereof. The Issuer will notify the Trustee of the redemption price promptly after the calculation thereof. The Trustee shall have no responsibility for such calculation.

        In case an Event of Default (as defined in the Indenture) with respect to the Notes shall have occurred and be continuing, the principal hereof and accrued and unpaid interest hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

        The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall, among other things, (i) extend the final maturity of any Security, or reduce the principal amount thereof or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on the redemption thereof, or make the principal thereof or the interest thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms thereof, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture without the consent of the Holder of each Security so affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default, prior to any declaration accelerating the maturity of the Securities of any series, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default or Event of Default in respect of the payment of the principal of or premium, if any, or interest on any of the Securities or a default or Event of Default in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Security affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor or on registration of transfer hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

        The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount of Notes of other



                                     A-3-5
authorized denominations upon surrender of the Notes to be exchanged at the agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York in the manner and subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge that may be imposed in connection therewith.

        The Notes are not subject to any sinking fund.

        Upon due presentment for registration of transfer of this Note at the agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge that may be imposed in connection therewith.

        [THIS PARAGRAPH TO BE OMITTED FROM EXCHANGE SECURITIES--] In addition to rights provided to the Holders of the Notes under the Indenture, Holders of Notes shall have all the rights set forth in the Registration Rights Agreement dated as of March 12, 2002 between the Issuer and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. (as the same may be amended or supplemented from time to time in accordance with its terms, the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Holders of the Notes will, subject to certain exceptions and on the terms and subject to the conditions specified in the Registration Rights Agreement, have the right to exchange their Notes for a like principal amount of Exchange Securities of the same series issued under the Indenture, which Exchange Securities will have been registered under the Securities Act. The Holders of the Notes shall be entitled to receive certain additional interest on the Notes in the event such exchange offer is not consummated or upon certain other conditions, all as set forth in the Registration Rights Agreement.

        The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions of the first paragraph hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

        No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or in any Note, or because of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor entity, either directly or through the Issuer or any successor entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

        This Note shall be governed by and construed in accordance with the laws of the State of New York, except as may otherwise be required by mandatory provisions of law.

        Terms used in this Note which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

        The Indenture contains provisions whereby the Issuer may be discharged from its obligations with respect to the Notes, subject to exceptions, if the Issuer deposits with the Trustee cash or U.S. Government Obligations in the amount and in the manner, and satisfies certain other conditions, as in the Indenture provided.



                                     A-3-6

        This Note shall not be valid or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture by manual signature of an authorized officer of the Trustee.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                     A-3-7

        IN WITNESS WHEREOF, Weyerhaeuser Company has caused this instrument to be signed and its corporate seal attested by the manual or facsimile signatures of its duly authorized officers and has caused its corporate seal (or a facsimile thereof) to be affixed hereunto or imprinted hereon.

Dated:
                                             WEYERHAEUSER COMPANY*



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:
[SEAL]




Attest:
       ----------------------------
       Name:
       Title:



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION*

        This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                        JPMORGAN CHASE BANK,
                                          as Trustee


                                        By:
                                           -------------------------------------
                                                   Authorized Officer





-----------------------------

* The signatures and/or the Trustee's certificate of authentication may be moved to appear on the same page as the principal amount of this Security.



                                     A-3-8

                                  ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common         UNIF GIFT MIN ACT - -         _______Custodian ________
TEN ENT--as tenants by the entireties                              (Cust)              (Minor)
JT TEN--as joint tenants with right of survivorship                Under Uniform Gifts to Minors
and not as tenants in common                                       Act ____________________
                                                                              (State)

           Additional abbreviations may also be used though not in the above list.

                     ---------------------------------------


FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     --------------------------------------------

     --------------------------------------------



--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


--------------------------------------------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing

                                                                        Attorney
-----------------------------------------------------------------------
to transfer said security on the books of the Issuer with full power of substitution in the premises.

Dated:                                       Signed:
      -----------------------------                -----------------------------

        Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within security in every particular, without alteration or enlargement or any change whatever.



                                     A-3-9

   [FOR INCLUSION IN OFFERED SECURITIES BEARING THE PRIVATE PLACEMENT LEGEND]

                              TRANSFER CERTIFICATE

Capitalized terms used but not defined in this Certificate shall have the meanings given to such terms in the Indenture referred to above.

The undersigned (the "Transferor") has requested a transfer of this 6.125% Note due 2007 (the "Notes") or a portion hereof (the "Specified Securities").

In connection with such request, the Transferor does hereby certify that such transfer is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (as indicated by the applicable box checked below), or the transfer does not require registration under the Securities Act because (as indicated by the applicable box checked below):

       [ ]     (a)    The Specified Securities are being transferred pursuant to an effective registration statement under the Securities
                      Act.

       [ ]     (b)    The Specified Securities are being acquired for the
                      Transferor's own account, without transfer.

       [ ]     (c)    The Specified Securities are being transferred to the
                      Issuer or a subsidiary of the Issuer.

       [ ]     (d)    The Specified Securities are being transferred in
                      compliance with Rule 144A ("Rule 144A") under the Securities Act to a Person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A) that is purchasing the Specified Securities for its own account or for the account of another
                      "qualified institutional buyer", in each case to whom notice has been given that the transfer is being made in reliance on Rule 144A.

       [ ]     (e)    The Specified Securities are being transferred to an
                      institutional "accredited investor" (as defined in Rule
                      501(a)(1), (2), (3) or (7) under the Securities Act) (an
                      "Institutional Accredited Investor") purchasing for its own account or for the account of one or more other
                      Institutional Accredited Investors over which it exercises sole investment discretion, in each case in a minimum principal amount of $250,000, and that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Specified
                      Securities (the form of which letter can be obtained from the Trustee) and, if the Issuer requests, an opinion of counsel reasonably acceptable to the Issuer to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

       [ ]     (f)    The Specified Securities are being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act provided by Rule 144 under the Securities Act (if available).

       [ ]     (g)    The Specified Securities are being transferred outside the
                      "United States" (as defined in Regulation S ("Regulation
                      S") under the Securities Act) in an "offshore transaction"
                      (as defined in Regulation S) in compliance with Rule 904 under the Securities Act.



                                     A-3-10

This Certificate and the statements contained herein are made for the benefit of the Trustee, the Issuer and the initial purchasers, if any, in the initial offering of the Notes.

Date:
      --------------------

                                        ----------------------------------------
                                        (Insert Name of Transferor)


                                        By:
                                           -------------------------------------
                                        Notice: The signature to this
                                        Certificate must correspond with the
                                        name as it appears upon the face of the
                                        within security in every particular,
                                        without alteration or enlargement or any
                                        change whatever


To be completed by transferee
if (d) above is checked:

        The undersigned transferee represents and warrants (i) that it is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 (the "Securities Act") and is aware that the Specified Securities (as defined above) are being transferred in reliance on 144A under the Securities Act, (ii) the undersigned is acquiring the Specified Securities for its own account or for the account of one or more other qualified institutional buyers over which it exercises sole investment discretion (in which latter case the undersigned has given notice to each such account that the Specified Securities are being transferred in reliance on Rule 144A) and (iii) this instrument has been executed on behalf of the undersigned by one of its executive officers. The undersigned transferee acknowledges and agrees that the Specified Securities have not been registered under the Securities Act and may not be transferred except in accordance with the resale and other transfer restrictions set forth on the face thereof.

Dated:
      --------------------

                                        ----------------------------------------
                                        (Insert Name of Transferee)


                                        By:
                                           -------------------------------------
                                                      Executive Officer



                                     A-3-11

                  [FOR INCLUSION IN GLOBAL OFFERED SECURITIES]


                                   SCHEDULE A


        The initial principal amount of this Global Security is _ Dollars ($_). The following increases or decreases in the principal amount of this Global Security have been made:

=================================================================================================
                                                            Principal amount
                      Amount of          Amount of          of
                      increase           decrease in        this Global
                      in principal       principal amount   Security           Signature of
                      amount             of                 following such     authorized
                      of this Global     this Global        decrease or        signatory of
Date made             Security           Security           increase           Trustee
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

=================================================================================================

                                                                     Exhibit A-4

                          [FORM OF TRANCHE 4 SECURITY]

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (a) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (b) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR
(c) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (a) TO THE ISSUER (AS DEFINED BELOW) HEREOF OR ONE OF ITS SUBSIDIARIES, (b) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (c) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER HEREOF TO THE EFFECT THAT THE TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (d) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (e) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (f) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, PROVIDED THAT THE FOREGOING AGREEMENT OF THE HOLDER IS SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF THE HOLDER OR ANY INVESTOR ACCOUNTS FOR WHICH THE HOLDER IS ACTING SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS OR THEIR CONTROL; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE NOTE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH HEREON RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE).

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IF THE PROPOSED TRANSFER IS BEING MADE OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER HEREOF MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(e) ABOVE OR UPON ANY TRANSFER OF THIS NOTE UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.



                                     A-4-1

        [Include the following legend (the "DTC Legend") only in Global Offered Securities--] THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

        [Include the following legend (the "DTC Legend") only in Global Offered Securities--] UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No.     [RA-_] [RS-_] [RD-_] [R-_]

                                                     Principal Amount:
                                                     $_ [FOR INCLUSION IN
                                                     GLOBAL OFFERED
                                                     SECURITIES--(or such other
                                                     principal amount as is set
                                                     forth on Schedule A hereto)
CUSIP No. [Rule 144A: 962166 BE 3]
          [Reg S: U96224 AE 7]
          [A/I: 962166 BN 3]
          [Exchange Note: 962166 BP 8]


                              WEYERHAEUSER COMPANY

                               6.75% Note due 2012

        WEYERHAEUSER COMPANY, a Washington corporation (the "Issuer", which term includes any successor thereto under the Indenture referred to below), for value received, hereby promises to pay to [FOR INCLUSION IN GLOBAL OFFERED SECURITIES--Cede & Co.], or registered assigns, at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York, the principal sum of _ Dollars ($_) [FOR INCLUSION IN GLOBAL OFFERED SECURITIES--or such other principal amount as is set forth on Schedule A hereto] on March 15, 2012, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually in arrears on March 15 and September 15 of each year, commencing September 15, 2002, and at final maturity on said principal sum at said office or agency, in like coin or currency, at the rate of 6.75% per annum from the March 15 or September 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on these Notes, in which case from March 12, 2002 until payment of said principal sum has been made or duly provided for; provided that, if this Note is not a Global Security, payment of interest may be made at the option of the Issuer by check mailed to the address of the Person entitled thereto as such address shall appear on the Security register; and provided, further, that if this Note is a Global Security registered in the name of a



                                     A-4-2

Depositary or its nominee, payment of interest shall be made to the Depositary or its nominee, as the case may be, in accordance with the Depositary's procedures as in effect from time to time. Notwithstanding the foregoing, if the date hereof is after March 1 or September 1, as the case may be, and before the following March 15 or September 15, this Note shall bear interest from such March 15 or September 15; provided, that if the Issuer shall default in the payment of interest due on such March 15 or September 15, then this Note shall bear interest from the next preceding March 15 or September 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on these Notes, from March 12, 2002. The interest so payable on any March 15 or September 15 will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Note is registered at the close of business on the March 1 or September 1, as the case may be, next preceding such March 15 or September 15. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

        This Note is one of a duly authorized issue of Securities of the Issuer issued under and pursuant to an Indenture dated as of April 1, 1986 (the "Original Indenture"), as amended and supplemented by a First Supplemental Indenture thereto dated as of February 15, 1991 (the "First Supplemental Indenture"), a Second Supplemental Indenture thereto dated as of February 1, 1993 (the "Second Supplemental Indenture"), a Third Supplemental Indenture thereto dated as of October 22, 2001 (the "Third Supplemental Indenture"), and a Fourth Supplemental Indenture thereto dated as of March 12, 2002 (the "Fourth Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and any other indentures supplemental thereto, is hereinafter called the "Indenture"), each duly executed and delivered by the Issuer to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and Chemical Bank), as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of the series of Securities designated on the face hereof (the "Notes").

               The Notes may be redeemed, in whole or from time to time in part, at the option of the Issuer on any date at a redemption price equal to the greater of:

        (1)    100% of the principal amount of the Notes to be redeemed, and

        (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date) discounted to that Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in the case of both clause (1) and clause (2) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such Redemption Date; provided, however, that payments of interest on the Notes that are due and payable on or prior to a date fixed for redemption of Notes will be payable to the Holders of those Notes registered as such at the close of business on the relevant record dates according to their terms and the terms and provisions of the Indenture. Any such redemption shall be effected in accordance with the terms and conditions set forth in the Indenture.

        As used in this Note, the following terms have the meanings set forth below:

        "Treasury Rate" means, with respect to any Redemption Date for the Notes, (1) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by



                                     A-4-3
the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Final Maturity Date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month), or
(2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Treasury Rate shall be calculated on the third Business Day preceding the applicable Redemption Date. As used in the immediately preceding sentence and in the definition of "Reference Treasury Dealer Quotations" below, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

        "Comparable Treasury Issue" means, with respect to any Redemption Date for the Notes, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

        "Comparable Treasury Price" means, with respect to any Redemption Date for the Notes, (1) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

        "Final Maturity Date" means March 15, 2012.

        "Independent Investment Banker" means, with respect to any Redemption Date for the Notes, Morgan Stanley & Co. Incorporated and its successors or J.P. Morgan Securities Inc. and its successors, whichever shall be selected by the Trustee after consultation with the Issuer, or, if both such firms or the respective successors, if any, to such firms, as the case may be, are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Issuer.

        "Redemption Date" means, with respect to any Note or portion thereof to be redeemed, the date fixed for such redemption pursuant to the Indenture and the Notes.

        "Reference Treasury Dealer" means, with respect to any Redemption Date for the Notes, Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. and their respective successors (provided, however, that if any such firm or any such successor, as the case may be, shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Trustee, after consultation with the Issuer, shall substitute therefor another Primary Treasury Dealer), and two other Primary Treasury Dealers selected by the Trustee after consultation with the Issuer.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.



                                     A-4-4

        Notice of any redemption will be mailed at least 30 days but not more than 60 days before the applicable Redemption Date to each Holder of the Notes to be redeemed at the Holder's registered address. If less than all the Notes are to be redeemed at the option of the Issuer, the Trustee will select, in a manner it deems fair and appropriate, the Notes, or portions of the Notes, to be redeemed.

        Unless the Issuer defaults in payment of the redemption price (including interest accrued to the applicable Redemption Date), on and after the applicable Redemption Date interest will cease to accrue on the Notes or portions of the Notes called for redemption on that Redemption Date.

        Notwithstanding the provisions of Section 12.2 of the Indenture, any notice of redemption of the Notes need not set forth the redemption price but only the manner of calculation thereof. The Issuer will notify the Trustee of the redemption price promptly after the calculation thereof. The Trustee shall have no responsibility for such calculation.

        In case an Event of Default (as defined in the Indenture) with respect to the Notes shall have occurred and be continuing, the principal hereof and accrued and unpaid interest hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

        The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall, among other things, (i) extend the final maturity of any Security, or reduce the principal amount thereof or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on the redemption thereof, or make the principal thereof or the interest thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms thereof, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture without the consent of the Holder of each Security so affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default, prior to any declaration accelerating the maturity of the Securities of any series, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default or Event of Default in respect of the payment of the principal of or premium, if any, or interest on any of the Securities or a default or Event of Default in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Security affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor or on registration of transfer hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

        The Notes are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount of Notes of other



                                     A-4-5
authorized denominations upon surrender of the Notes to be exchanged at the agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York in the manner and subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge that may be imposed in connection therewith.

        The Notes are not subject to any sinking fund.

        Upon due presentment for registration of transfer of this Note at the agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge that may be imposed in connection therewith.

        [THIS PARAGRAPH TO BE OMITTED FROM EXCHANGE SECURITIES--] In addition to rights provided to the Holders of the Notes under the Indenture, Holders of Notes shall have all the rights set forth in the Registration Rights Agreement dated as of March 12, 2002 between the Issuer and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. (as the same may be amended or supplemented from time to time in accordance with its terms, the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Holders of the Notes will, subject to certain exceptions and on the terms and subject to the conditions specified in the Registration Rights Agreement, have the right to exchange their Notes for a like principal amount of Exchange Securities of the same series issued under the Indenture, which Exchange Securities will have been registered under the Securities Act. The Holders of the Notes shall be entitled to receive certain additional interest on the Notes in the event such exchange offer is not consummated or upon certain other conditions, all as set forth in the Registration Rights Agreement.

        The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions of the first paragraph hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

        No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or in any Note, or because of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor entity, either directly or through the Issuer or any successor entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

        This Note shall be governed by and construed in accordance with the laws of the State of New York, except as may otherwise be required by mandatory provisions of law.

        Terms used in this Note which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

        The Indenture contains provisions whereby the Issuer may be discharged from its obligations with respect to the Notes, subject to exceptions, if the Issuer deposits with the Trustee cash or U.S. Government Obligations in the amount and in the manner, and satisfies certain other conditions, as in the Indenture provided.



                                     A-4-6

        This Note shall not be valid or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture by manual signature of an authorized officer of the Trustee.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                     A-4-7

        IN WITNESS WHEREOF, Weyerhaeuser Company has caused this instrument to be signed and its corporate seal attested by the manual or facsimile signatures of its duly authorized officers and has caused its corporate seal (or a facsimile thereof) to be affixed hereunto or imprinted hereon.

Dated:
                                             WEYERHAEUSER COMPANY*


[SEAL]                                       By:
                                                --------------------------------
                                                Name:
                                                Title:



Attest:
       -----------------------
       Name:
       Title:



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION*

        This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                             JPMORGAN CHASE BANK,
                                               as Trustee


                                             By:
                                                --------------------------------
                                                        Authorized Officer





-----------------------------

* The signatures and/or the Trustee's certificate of authentication may be moved to appear on the same page as the principal amount of this Security.



                                     A-4-8

                                  ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common         UNIF GIFT MIN ACT - -          _______Custodian ________
TEN ENT--as tenants by the entireties                              (Cust)              (Minor)
JT TEN--as joint tenants with right of survivorship              Under Uniform Gifts to Minors
and not as tenants in common                                          Act ____________________
                                                                              (State)


           Additional abbreviations may also be used though not in the above list.

                     ---------------------------------------


FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     --------------------------------------------

     --------------------------------------------



--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


--------------------------------------------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing

                                                                        Attorney
-----------------------------------------------------------------------
to transfer said security on the books of the Issuer with full power of substitution in the premises.

Dated:                                       Signed:
      -----------------------------                 ----------------------------

        Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within security in every particular, without alteration or enlargement or any change whatever.



                                     A-4-9

   [FOR INCLUSION IN OFFERED SECURITIES BEARING THE PRIVATE PLACEMENT LEGEND]

                              TRANSFER CERTIFICATE

Capitalized terms used but not defined in this Certificate shall have the meanings given to such terms in the Indenture referred to above.

The undersigned (the "Transferor") has requested a transfer of this 6.75% Note due 2012 (the "Notes") or a portion hereof (the "Specified Securities").

In connection with such request, the Transferor does hereby certify that such transfer is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (as indicated by the applicable box checked below), or the transfer does not require registration under the Securities Act because (as indicated by the applicable box checked below):

       [ ]     (a)    The Specified Securities are being transferred pursuant to an effective registration statement under the Securities
                      Act.

       [ ]     (b)    The Specified Securities are being acquired for the
                      Transferor's own account, without transfer.

       [ ]     (c)    The Specified Securities are being transferred to the
                      Issuer or a subsidiary of the Issuer.

       [ ]     (d)    The Specified Securities are being transferred in
                      compliance with Rule 144A ("Rule 144A") under the Securities Act to a Person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A) that is purchasing the Specified Securities for its own account or for the account of another
                      "qualified institutional buyer", in each case to whom notice has been given that the transfer is being made in reliance on Rule 144A.

       [ ]     (e)    The Specified Securities are being transferred to an
                      institutional "accredited investor" (as defined in Rule
                      501(a)(1), (2), (3) or (7) under the Securities Act) (an
                      "Institutional Accredited Investor") purchasing for its own account or for the account of one or more other
                      Institutional Accredited Investors over which it exercises sole investment discretion, in each case in a minimum principal amount of $250,000, and that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Specified
                      Securities (the form of which letter can be obtained from the Trustee) and, if the Issuer requests, an opinion of counsel reasonably acceptable to the Issuer to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

       [ ]     (f)    The Specified Securities are being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act provided by Rule 144 under the Securities Act (if available).

       [ ]     (g)    The Specified Securities are being transferred outside the
                      "United States" (as defined in Regulation S ("Regulation
                      S") under the Securities Act) in an "offshore transaction"
                      (as defined in Regulation S) in compliance with Rule 904 under the Securities Act.



                                     A-4-10

This Certificate and the statements contained herein are made for the benefit of the Trustee, the Issuer and the initial purchasers, if any, in the initial offering of the Notes.

Date:
     ----------------------

                                        ----------------------------------------
                                        (Insert Name of Transferor)


                                        By:
                                           -------------------------------------
                                        Notice: The signature to this
                                        Certificate must correspond with the
                                        name as it appears upon the face of the
                                        within security in every particular,
                                        without alteration or enlargement or any
                                        change whatever


To be completed by transferee
if (d) above is checked:

        The undersigned transferee represents and warrants (i) that it is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 (the "Securities Act") and is aware that the Specified Securities (as defined above) are being transferred in reliance on 144A under the Securities Act, (ii) the undersigned is acquiring the Specified Securities for its own account or for the account of one or more other qualified institutional buyers over which it exercises sole investment discretion (in which latter case the undersigned has given notice to each such account that the Specified Securities are being transferred in reliance on Rule 144A) and (iii) this instrument has been executed on behalf of the undersigned by one of its executive officers. The undersigned transferee acknowledges and agrees that the Specified Securities have not been registered under the Securities Act and may not be transferred except in accordance with the resale and other transfer restrictions set forth on the face thereof.

Dated:
     ----------------------

                                        ----------------------------------------
                                        (Insert Name of Transferee)


                                        By:
                                           -------------------------------------
                                                     Executive Officer



                                     A-4-11

                  [FOR INCLUSION IN GLOBAL OFFERED SECURITIES]


                                   SCHEDULE A


        The initial principal amount of this Global Security is _ Dollars ($_). The following increases or decreases in the principal amount of this Global Security have been made:

=================================================================================================
                                                            Principal amount
                      Amount of          Amount of          of
                      increase           decrease in        this Global
                      in principal       principal amount   Security           Signature of
                      amount             of                 following such     authorized
                      of this Global     this Global        decrease or        signatory of
Date made             Security           Security           increase           Trustee
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

=================================================================================================



                                     A-4-12

                                                                     Exhibit A-5


                          [FORM OF TRANCHE 5 SECURITY]

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (a) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (b) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR
(c) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS DEBENTURE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE DEBENTURE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS DEBENTURE EXCEPT (a) TO THE ISSUER (AS DEFINED BELOW) HEREOF OR ONE OF ITS SUBSIDIARIES, (b) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (c) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS DEBENTURE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER HEREOF TO THE EFFECT THAT THE TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (d) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (e) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (f) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, PROVIDED THAT THE FOREGOING AGREEMENT OF THE HOLDER IS SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF THE HOLDER OR ANY INVESTOR ACCOUNTS FOR WHICH THE HOLDER IS ACTING SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS OR THEIR CONTROL; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS DEBENTURE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS DEBENTURE PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE DEBENTURE EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH HEREON RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS DEBENTURE TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE).

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IF THE PROPOSED TRANSFER IS BEING MADE OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO JPMORGAN CHASE BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER HEREOF MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE DEBENTURE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(e) ABOVE OR UPON ANY TRANSFER OF THIS DEBENTURE UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

        [The following legend (the "Private Placement Legend") to be included on all Offered Securities (other than Exchange Securities) until such time as such legend has been removed in accordance with the provisions of the Indenture--] AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.



                                     A-5-1

        [Include the following legend (the "DTC Legend") only in Global Offered Securities--] THIS DEBENTURE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBENTURE IS EXCHANGEABLE FOR DEBENTURES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR INDIVIDUAL DEBENTURES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

        [Include the following legend (the "DTC Legend") only in Global Offered Securities--] UNLESS THIS DEBENTURE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEBENTURE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No. [RA-_] [RS-_] [RD-_] [R-_]

                                                     Principal Amount:
                                                     $_ [FOR INCLUSION IN
                                                     GLOBAL OFFERED
                                                     SECURITIES--(or such other
                                                     principal amount as is set
                                                     forth on Schedule A hereto)
CUSIP No.  [Rule 144A: 962166 BF 0]
           [Reg S: U96224 AF 4]
           [A/I: 962166 BQ 6]
           [Exchange Debenture: 962166 BR 4]

                              WEYERHAEUSER COMPANY
                            7.375% Debenture due 2032

        WEYERHAEUSER COMPANY, a Washington corporation (the "Issuer", which term includes any successor thereto under the Indenture referred to below), for value received, hereby promises to pay to [FOR INCLUSION IN GLOBAL OFFERED SECURITIES--Cede & Co.], or registered assigns, at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York, the principal sum of _ Dollars ($_) [FOR INCLUSION IN GLOBAL OFFERED SECURITIES--or such other principal amount as is set forth on Schedule A hereto] on March 15, 2032, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually in arrears on March 15 and September 15 of each year, commencing September 15, 2002, and at final maturity on said principal sum at said office or agency, in like coin or currency, at the rate of 7.375% per annum from the March 15 or September 15, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on these Debentures, in which case from March 12, 2002 until payment of said principal sum has been made or duly provided for; provided that, if this Debenture is not a Global Security, payment of interest may be made at the option of the Issuer by check mailed to the address of the Person entitled thereto as such address shall appear on the Security register; and provided, further, that if this Debenture is a Global Security registered in the name of a Depositary or its nominee, payment of interest shall be made to the Depositary or its nominee, as the case may be, in accordance with the Depositary's procedures as in effect from time to time. Notwithstanding the foregoing, if the date hereof is after March 1 or September 1, as the



                                     A-5-2
case may be, and before the following March 15 or September 15, this Debenture shall bear interest from such March 15 or September 15; provided, that if the Issuer shall default in the payment of interest due on such March 15 or September 15, then this Debenture shall bear interest from the next preceding March 15 or September 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on these Debentures, from March 12, 2002. The interest so payable on any March 15 or September 15 will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Debenture is registered at the close of business on the March 1 or September 1, as the case may be, next preceding such March 15 or September 15. Interest on this Debenture shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

        This Debenture is one of a duly authorized issue of Securities of the Issuer issued under and pursuant to an Indenture dated as of April 1, 1986 (the "Original Indenture"), as amended and supplemented by a First Supplemental Indenture thereto dated as of February 15, 1991 (the "First Supplemental Indenture"), a Second Supplemental Indenture thereto dated as of February 1, 1993 (the "Second Supplemental Indenture"), a Third Supplemental Indenture thereto dated as of October 22, 2001 (the "Third Supplemental Indenture"), and a Fourth Supplemental Indenture thereto dated as of March 12, 2002 (the "Fourth Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and any other indentures supplemental thereto, is hereinafter called the "Indenture"), each duly executed and delivered by the Issuer to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and Chemical Bank), as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Debenture is one of the series of Securities designated on the face hereof (the "Debentures").

               The Debentures may be redeemed, in whole or from time to time in part, at the option of the Issuer on any date at a redemption price equal to the greater of:

        (1) 100% of the principal amount of the Debentures to be redeemed, and

        (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Debentures to be redeemed (exclusive of interest accrued to the applicable Redemption Date) discounted to that Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in the case of both clause (1) and clause (2) above, accrued and unpaid interest on the principal amount of the Debentures being redeemed to such Redemption Date; provided, however, that payments of interest on the Debentures that are due and payable on or prior to a date fixed for redemption of Debentures will be payable to the Holders of those Debentures registered as such at the close of business on the relevant record dates according to their terms and the terms and provisions of the Indenture. Any such redemption shall be effected in accordance with the terms and conditions set forth in the Indenture.

        As used in this Debenture, the following terms have the meanings set forth below:

        "Treasury Rate" means, with respect to any Redemption Date for the Debentures, (1) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for



                                     A-5-3
the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Final Maturity Date for the Debentures, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month), or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Treasury Rate shall be calculated on the third Business Day preceding the applicable Redemption Date. As used in the immediately preceding sentence and in the definition of "Reference Treasury Dealer Quotations" below, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

        "Comparable Treasury Issue" means, with respect to any Redemption Date for the Debentures, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures to be redeemed.

        "Comparable Treasury Price" means, with respect to any Redemption Date for the Debentures, (1) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

        "Final Maturity Date" means March 15, 2032.

        "Independent Investment Banker" means, with respect to any Redemption Date for the Debentures, Morgan Stanley & Co. Incorporated and its successors or J.P. Morgan Securities Inc. and its successors, whichever shall be selected by the Trustee after consultation with the Issuer, or, if both such firms or the respective successors, if any, to such firms, as the case may be, are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Issuer.

        "Redemption Date" means, with respect to any Debenture or portion thereof to be redeemed, the date fixed for such redemption pursuant to the Indenture and the Debentures.

        "Reference Treasury Dealer" means, with respect to any Redemption Date for the Debentures, Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. and their respective successors (provided, however, that if any such firm or any such successor, as the case may be, shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Trustee, after consultation with the Issuer, shall substitute therefor another Primary Treasury Dealer), and two other Primary Treasury Dealers selected by the Trustee after consultation with the Issuer.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Debentures, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

        Notice of any redemption will be mailed at least 30 days but not more than 60 days before the applicable Redemption Date to each Holder of the Debentures to be redeemed at the Holder's registered



                                     A-5-4
address. If less than all the Debentures are to be redeemed at the option of the Issuer, the Trustee will select, in a manner it deems fair and appropriate, the Debentures, or portions of the Debentures, to be redeemed.

        Unless the Issuer defaults in payment of the redemption price (including interest accrued to the applicable Redemption Date), on and after the applicable Redemption Date interest will cease to accrue on the Debentures or portions of the Debentures called for redemption on that Redemption Date.

        Notwithstanding the provisions of Section 12.2 of the Indenture, any notice of redemption of the Debentures need not set forth the redemption price but only the manner of calculation thereof. The Issuer will notify the Trustee of the redemption price promptly after the calculation thereof. The Trustee shall have no responsibility for such calculation.

        In case an Event of Default (as defined in the Indenture) with respect to the Debentures shall have occurred and be continuing, the principal hereof and accrued and unpaid interest hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

        The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall, among other things, (i) extend the final maturity of any Security, or reduce the principal amount thereof or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on the redemption thereof, or make the principal thereof or the interest thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms thereof, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture without the consent of the Holder of each Security so affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default, prior to any declaration accelerating the maturity of the Securities of any series, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default or Event of Default in respect of the payment of the principal of or premium, if any, or interest on any of the Securities or a default or Event of Default in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Security affected. Any such consent or waiver by the Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution herefor or on registration of transfer hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

        No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Debenture in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

        The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations upon surrender of the Debentures to be exchanged at the agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York in the manner



                                     A-5-5
and subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge that may be imposed in connection therewith.

        The Debentures are not subject to any sinking fund.

        Upon due presentment for registration of transfer of this Debenture at the agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge that may be imposed in connection therewith.

        [THIS PARAGRAPH TO BE OMITTED FROM EXCHANGE SECURITIES--] In addition to rights provided to the Holders of the Debentures under the Indenture, Holders of Debentures shall have all the rights set forth in the Registration Rights Agreement dated as of March 12, 2002 between the Issuer and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. (as the same may be amended or supplemented from time to time in accordance with its terms, the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Holders of the Debentures will, subject to certain exceptions and on the terms and subject to the conditions specified in the Registration Rights Agreement, have the right to exchange their Debentures for a like principal amount of Exchange Securities of the same series issued under the Indenture, which Exchange Securities will have been registered under the Securities Act. The Holders of the Debentures shall be entitled to receive certain additional interest on the Debentures in the event such exchange offer is not consummated or upon certain other conditions, all as set forth in the Registration Rights Agreement.

        The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions of the first paragraph hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

        No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or in any Debenture, or because of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor entity, either directly or through the Issuer or any successor entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

        This Debenture shall be governed by and construed in accordance with the laws of the State of New York, except as may otherwise be required by mandatory provisions of law.

        Terms used in this Debenture which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

        The Indenture contains provisions whereby the Issuer may be discharged from its obligations with respect to the Debentures, subject to exceptions, if the Issuer deposits with the Trustee cash or U.S. Government Obligations in the amount and in the manner, and satisfies certain other conditions, as in the Indenture provided.

        This Debenture shall not be valid or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture by manual signature of an authorized officer of the Trustee.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                     A-5-6

        IN WITNESS WHEREOF, Weyerhaeuser Company has caused this instrument to be signed and its corporate seal attested by the manual or facsimile signatures of its duly authorized officers and has caused its corporate seal (or a facsimile thereof) to be affixed hereunto or imprinted hereon.

Dated:

                                             WEYERHAEUSER COMPANY*
[SEAL]

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


Attest:
       ----------------------------
       Name:
       Title:


                           TRUSTEE'S CERTIFICATE OF AUTHENTICATION*

        This is one of the Securities of the series designated herein and referred to in the within mentioned Indenture.


                                            JPMORGAN CHASE BANK,
                                            as Trustee


                                            By:
                                               ---------------------------------
                                                      Authorized Officer






-----------------------

* The signatures and/or the Trustee's certificate of authentication may be moved to appear on the same page as the principal amount of this Security.




                                     A-5-7

                                  ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common         UNIF GIFT MIN ACT - -       _______Custodian ________
TEN ENT--as tenants by the entireties                            (Cust)              (Minor)
JT TEN--as joint tenants with right of survivorship              Under Uniform Gifts to Minors
and not as tenants in common                                     Act ____________________
                                                                              (State)

           Additional abbreviations may also be used though not in the above list.

                     ---------------------------------------


FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     --------------------------------------------

     --------------------------------------------


--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


--------------------------------------------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing

                                                                        Attorney
-----------------------------------------------------------------------
to transfer said security on the books of the Issuer with full power of substitution in the premises.

Dated:                                       Signed:
      --------------------                          ----------------------------

        Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within security in every particular, without alteration or enlargement or any change whatever.



                                     A-5-8

   [FOR INCLUSION IN OFFERED SECURITIES BEARING THE PRIVATE PLACEMENT LEGEND]

                              TRANSFER CERTIFICATE

Capitalized terms used but not defined in this Certificate shall have the meanings given to such terms in the Indenture referred to above.

The undersigned (the "Transferor") has requested a transfer of this 7.375% Debenture due 2032 (the "Debentures") or a portion hereof (the "Specified Securities").

In connection with such request, the Transferor does hereby certify that such transfer is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (as indicated by the applicable box checked below), or the transfer does not require registration under the Securities Act because (as indicated by the applicable box checked below):

       [ ]     (a)    The Specified Securities are being transferred pursuant to an effective registration statement under the Securities
                      Act.

       [ ]     (b)    The Specified Securities are being acquired for the
                      Transferor's own account, without transfer.

       [ ]     (c)    The Specified Securities are being transferred to the
                      Issuer or a subsidiary of the Issuer.

       [ ]     (d)    The Specified Securities are being transferred in
                      compliance with Rule 144A ("Rule 144A") under the Securities Act to a Person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A) that is purchasing the Specified Securities for its own account or for the account of another
                      "qualified institutional buyer", in each case to whom notice has been given that the transfer is being made in reliance on Rule 144A.

       [ ]     (e)    The Specified Securities are being transferred to an
                      institutional "accredited investor" (as defined in Rule
                      501(a)(1), (2), (3) or (7) under the Securities Act) (an
                      "Institutional Accredited Investor") purchasing for its own account or for the account of one or more other
                      Institutional Accredited Investors over which it exercises sole investment discretion, in each case in a minimum principal amount of $250,000, and that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Specified
                      Securities (the form of which letter can be obtained from the Trustee) and, if the Issuer requests, an opinion of counsel reasonably acceptable to the Issuer to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

       [ ]     (f)    The Specified Securities are being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act provided by Rule 144 under the Securities Act (if available).

       [ ]     (g)    The Specified Securities are being transferred outside the
                      "United States" (as defined in Regulation S ("Regulation
                      S") under the Securities Act) in an "offshore transaction"
                      (as defined in Regulation S) in compliance with Rule 904 under the Securities Act.



                                     A-5-9

This Certificate and the statements contained herein are made for the benefit of the Trustee, the Issuer and the initial purchasers, if any, in the initial offering of the Debentures.

Dated:
      -------------------               ----------------------------------------
                                        (Insert Name of Transferor)


                                        By:
                                           -------------------------------------
                                        Notice: The signature to this
                                        Certificate must correspond with the
                                        name as it appears upon the face of the
                                        within security in every particular,
                                        without alteration or enlargement or any
                                        change whatever


To be completed by transferee
if (d) above is checked:

        The undersigned transferee represents and warrants (i) that it is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 (the "Securities Act") and is aware that the Specified Securities (as defined above) are being transferred in reliance on 144A under the Securities Act, (ii) the undersigned is acquiring the Specified Securities for its own account or for the account of one or more other qualified institutional buyers over which it exercises sole investment discretion (in which latter case the undersigned has given notice to each such account that the Specified Securities are being transferred in reliance on Rule 144A) and (iii) this instrument has been executed on behalf of the undersigned by one of its executive officers. The undersigned transferee acknowledges and agrees that the Specified Securities have not been registered under the Securities Act and may not be transferred except in accordance with the resale and other transfer restrictions set forth on the face thereof.

Dated:
      -------------------               ----------------------------------------
                                        (Insert Name of Transferee)


                                        By:
                                           -------------------------------------
                                                     Executive Officer



                                     A-5-10

                  [FOR INCLUSION IN GLOBAL OFFERED SECURITIES]


                                   SCHEDULE A


        The initial principal amount of this Global Security is _ Dollars ($_). The following increases or decreases in the principal amount of this Global Security have been made:

=================================================================================================
                                                            Principal amount
                      Amount of          Amount of          of
                      increase           decrease in        this Global
                      in principal       principal amount   Security           Signature of
                      amount             of                 following such     authorized
                      of this Global     this Global        decrease or        signatory of
Date made             Security           Security           increase           Trustee
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

=================================================================================================



                                     A-5-11

                                                                       EXHIBIT B

                               Form of Certificate

                                                                          [Date]

JPMorgan Chase Bank
450 W. 33rd Street, 15th Floor
New York, NY 10001
Attention:  Institutional Trust Services

Weyerhaeuser Company
P.O. Box 9777
Federal Way, Washington  98063-9777

        Re:    Weyerhaeuser Company
               (the "Issuer")
               [Floating Rate] [_____%] [Notes] [Debentures] due __________ (the "Securities")

Dear Sirs and Mesdames:

        This letter relates to $______,000 principal amount of Securities represented by a Regulation S [Global] [Physical] Security (as defined in the Indenture referred to below) (the "Legended Security") which bears a legend outlining restrictions upon transfer of such Legended Security. Pursuant to
Section 2.1(b) of the Indenture dated as of April 1, 1986 (the "Original Indenture"), as amended and supplemented by a First Supplemental Indenture thereto dated as of February 15, 1991 (the "First Supplemental Indenture"), a Second Supplemental Indenture thereto dated as of February 1, 1993 (the "Second Supplemental Indenture"), a Third Supplemental Indenture thereto dated as of October 22, 2001 (the "Third Supplemental Indenture") and a Fourth Supplemental Indenture thereto dated as of March 12, 2002 (the "Fourth Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, is hereinafter called the "Indenture") relating to the Securities, we hereby certify that we are (or we will hold such Securities on behalf of) a person outside the United States to whom the Securities could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount of Regulation S [Global] [Physical] Securities all in the manner provided for in the Indenture.

        You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate and defined herein have the meanings set forth in Regulation S.

                                             Very truly yours,

                                             [Name of Transferor]


                                             By:
                                                --------------------------------
                                                      Authorized Signature

                                                                       EXHIBIT C


             FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH TRANSFERS TO NON-QIB INSTITUTIONAL ACCREDITED INVESTORS



                                                                          [Date]

JPMorgan Chase Bank
450 W. 33rd Street, 15th Floor
New York, NY 10001
Attention:  Institutional Trust Services

Dear Sirs and Mesdames:

        We are delivering this letter in connection with our proposed purchase of $___ aggregate principal amount of [Floating Rate] [____%] [Notes] [Debentures] due __________ (the "Securities") of Weyerhaeuser Company, a Washington corporation (the "Issuer").

        We hereby confirm that:

        (i) we are an institutional "accredited investor" within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act") (an "Institutional Accredited Investor");

        (ii) any purchase of the Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors for which we exercise sole investment discretion;

        (iii) in the event we purchase any of the Securities, we will acquire Securities having a minimum principal amount of not less than $250,000, in each case for our own account or for any separate account for which we are acting;

        (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities;

        (v) we not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; provided that the disposition of our property and the property of any accounts for which we are acquiring Securities shall remain at all times within our or their control; and

        (vi) we acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Issuer and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities.

        We understand that the Securities are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to offer, resell, pledge or otherwise transfer such Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) to the Issuer or any of its subsidiaries, (ii) to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (iii) to a person who we reasonably believe is an Institutional Accredited Investor in a transaction in which the Institutional Accredited Investor, prior to the transfer, furnishes to the trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from the trustee for the Securities) and, if requested by the Issuer, an opinion of counsel reasonably acceptable to the Issuer to the effect that the transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, (iv) outside the United States in a transaction in accordance with Rule 904 under the Securities Act, (v) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available) or (vi) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (vi) in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction. We understand that, prior to any transfer referred to in clause (iii), (iv) or (v) of the preceding sentence, we must furnish to the trustee for the Securities such certifications, legal opinions and other information as the Issuer may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

        We acknowledge that you, the Issuer and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

        THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Date:
     --------------------
                                        ----------------------------------------
                                        (Name of Purchaser)


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        Address:

                                                                       EXHIBIT D

                     Form of Certificate to Be Delivered in
               Connection with Transfers Pursuant to Regulation S

                                                                          [Date]

JPMorgan Chase Bank
450 W. 33rd Street, 15th Floor
New York, NY 10001
Attention:  Institutional Trust Services


        Re:    Weyerhaeuser Company
               (the "Issuer")
               [Floating Rate] [_____%] [Notes] [Debentures] due ____ (the "Securities")

Dear Sirs and Mesdames:

        In connection with our proposed sale of $______,000 aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S or Rule 144 under the Securities Act of 1933 (as indicated by the applicable box checked below) and, accordingly, we represent that:

        [ ] Rule 904 Transfers. The transfer is being effected in accordance with Rule 904 and:

               (1) the offer of the Securities was not made to a person in the United States;

               (2) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

               (3) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;

               (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933; and

               (5) if the transfer is being made prior to the termination of the distribution compliance period applicable to the Securities, the interest in the Securities transferred will be held immediately thereafter through Euroclear Bank S.A./NV, as operator of the Euroclear System, or Clearstream Banking, societe anonyme, Luxembourg, as applicable.

        [ ] Rule 144 Transfers. The transfer is being made pursuant to and in compliance with an exemption from the registration requirements of the Securities Act provided by Rule 144 under the Securities Act.

        You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate and not defined herein have the meanings set forth in Regulation S.

                                        Very truly yours,

                                        [Name of Transferor]


                                        By:
                                           -------------------------------------
                                                    Authorized Signature

                                                                       EXHIBIT E

                         [FORM OF GUARANTEE PROVISIONS]

                               ARTICLE THIRTEEN*

                           GUARANTEE OF THE SECURITIES


        SECTION 13.1. Guarantee. The provisions of this Article Thirteen shall apply to the Securities of each series (including, without limitation, any Securities Outstanding or originally issued on the date on which this Article Thirteen shall become effective) unless specifically provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3.

        In recognition of the benefits that the issuance of the Securities has conferred and will continue to confer upon the Guarantor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the provisions of this Article Thirteen, the Guarantor hereby irrevocably and unconditionally guarantees to each Holder of a Security authenticated and made available for delivery by the Trustee and to each Holder of any Coupon appertaining thereto, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of and premium, if any, and interest on such Security and any Coupons appertaining thereto (including, without limitation, to the maximum extent permitted by law, interest on any overdue installments of principal, premium, if any, or interest) and the due and punctual payment of any sinking fund or analogous payments provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at maturity, upon redemption, upon acceleration, upon repayment or repurchase at the option of the Holders or otherwise, in accordance with the terms of such Security and any such Coupons appertaining thereto and this Indenture; provided that the foregoing guarantee shall not be applicable to any Securities of a series or any Coupons appertaining thereto if the terms of the Securities of such series, as set forth in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3, expressly provide that the Securities of such series are not entitled to the benefit of the covenant set forth in Section 3.9(a) of this Indenture. Subject to the proviso to the immediately preceding sentence, in the case of any failure of the Issuer punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption, upon acceleration, upon repayment or repurchase at the option of the Holder or otherwise, and as if such payment were made by the Issuer.

        The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of any Security or any Coupon appertaining thereto or this Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of any Security or any Coupon appertaining thereto or by the Trustee with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, or any action to enforce the same, or any other circumstances which might otherwise


----------

* The numbering of this Article and the sections thereof may be appropriately revised.

constitute a legal or equitable discharge or defense of a guarantor and whether or not a Guarantee in substantially the form attached as Exhibit F to the Fourth Supplemental Indenture is affixed to or endorsed on any Security. The Guarantor hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, any right to require the prior disposition of the assets of the Issuer to meet its obligations, protest, or notice with respect to any Security or the indebtedness evidenced thereby or any Coupon appertaining thereto or with respect to any sinking fund or analogous payment required pursuant to the terms of such Security, and all demands whatsoever and covenants that its Guarantee will not be discharged with respect to any Security or any Coupon appertaining thereto except by payment in full of the principal of and premium, if any and interest on such Security or Coupon, as the case may be (except to the extent that such Guarantor is released from its obligations under this Indenture and its Guarantee with respect to such Security and any such Coupon as expressly provided in Section 3.9 of this Indenture). The Guarantor hereby agrees that, in the event of a default in the payment of any principal of or premium, if any, or interest on any Security or any Coupon appertaining thereto, or a default in any sinking fund or analogous payment referred to therein, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security or such Coupon, as the case may be, on the terms and conditions set forth in this Indenture, directly against the Guarantor to enforce the Guarantee without first proceeding against the Issuer; provided that the provisions of this sentence shall not be applicable to a Security or any series or any Coupon appertaining thereto if the terms of the Securities of such series, as set forth in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3, expressly provide that the Securities of such series are not entitled to the benefit of the covenant set forth in Section 3.9(a) of this Indenture.

        The Guarantor shall be subrogated to all rights of the Holders of the Securities of a particular series and any Coupons appertaining thereto against the Issuer in respect of any amounts paid by the Guarantor on account of any such Security or any such Coupon pursuant to the provisions of this Indenture or the Guarantee, if any, affixed to or endorsed on such Security; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of and premium, if any, and interest on all of the Securities of such series and any Coupons appertaining thereto issued hereunder shall have been paid in full or such payment duly provided for.

        If the Issuer shall have agreed pursuant to a registration rights agreement or other similar instrument or agreement to pay additional interest or to make similar payments with respect to the Securities of any series or any Coupons appertaining thereon, then the Guarantor's Guarantee, if any, of the Securities of such series and any Coupons appertaining thereto shall also be deemed to guarantee the due and punctual payment of such additional interest or other similar payments, as the case may be, on the same terms and subject to the same conditions as the Guarantee of interest on the Securities of such series and any Coupons appertaining thereto.

        The Guarantee set forth in this Section 13.1 shall not be valid or become obligatory for any purpose with respect to any Security of any series or any Coupon appertaining thereto until the certificate of authentication on such Security shall have been signed by the Trustee or an Authenticating Agent in the manner provided in this Indenture.

        SECTION 13.2. Incorporators, Stockholders, Officers and Directors of the Guarantor Exempt from Individual Liability. No recourse for the payment of any principal or premium, if any, or interest under Section 13.1 or the Guarantee, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Guarantor contained in this Indenture or in the Guarantee or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Guarantor or of any successor, either directly or through the Guarantor or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

        SECTION 13.3. Execution and Delivery of the Guarantees. To further evidence the Guarantee set forth in Section 13.1 with respect to the Securities of any series or any Coupons appertaining thereto, the Issuer and the Guarantor hereby agree that a Guarantee, substantially in the form set forth in Exhibit F to the Fourth Supplemental Indenture, shall be endorsed on Securities of such series originally authenticated and made available for delivery by the Trustee; provided that the Issuer shall not be required to make a notation on the Securities of any series to reflect the Guarantee or to endorse a Guarantee on the Securities of any series if the Securities of that series were originally issued prior to the date on which the Guarantor became a guarantor of the Securities of such series or any Coupons appertaining thereto. The validity and enforceability of the Guarantee set forth in Section 13.1 of this Indenture with respect to any Security or any Coupon appertaining thereto shall not be impaired or otherwise affected by the fact that a Guarantee (whether in substantially the form attached as Exhibit F to the Fourth Supplemental Indenture or in any other form) is not endorsed on that Security or any other Security, and the Guarantor agrees that the Guarantee set forth in Section 13.1 shall remain in full force and effect with respect to each Security and Coupon entitled to the benefit of such Guarantee notwithstanding any failure to endorse a notation of the Guarantee (whether in substantially the form attached as Exhibit F to the Fourth Supplemental Indenture or in any other form) on any Security.

        The Guarantor hereby agrees that each notation of the Guarantee endorsed on a Security shall be signed on behalf of the Guarantor by its president, any vice president or its treasurer (each, a "subject officer") and by any other subject officer, its secretary, any assistant secretary and any assistant treasurer. The Guarantor's corporate seal need not be affixed to any Guarantee endorsed on a Security. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of the Guarantee of any Security that has been duly authenticated and made available for delivery by the Trustee or any Coupon appertaining thereto.

        In case any officer of the Guarantor who shall have signed any Guarantee that is endorsed on any Security shall cease to be such officer of the Guarantor before such Security shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and such Security and Guarantee may be delivered or disposed of as though the person who signed such Guarantee had not ceased to be such officer of the Guarantor; and any Guarantee endorsed on any Security may be signed on behalf of the Guarantor by such persons as, at the actual date of the execution of such Guarantee, shall be the proper officers of the Guarantor.

        The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee, if any, endorsed thereon.

        SECTION 13.4. Limitation of the Guarantor's Liability. The Guarantor and, by its acceptance of a Security issued under this Indenture, each Holder hereby confirms that it is the intention of all parties that the obligations of the Guarantor under Section 13.1 of this Indenture and the Guarantees, if any, endorsed on the Securities shall not constitute a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance, fraudulent transfer, bankruptcy, insolvency or other similar law of any applicable jurisdiction. To effectuate the foregoing intention, the Holders, by their acceptance of the Securities and any Coupons appertaining thereto, and the Guarantor hereby agree that the obligations of the Guarantor under its Guarantee set forth in Section 13.1 of this Indenture and the Guarantees, if any, endorsed on the Securities are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the obligations of the Guarantor under its Guarantee set forth in Section 13.1 of this Indenture and the Guarantees, if any, endorsed on the Securities not constituting a fraudulent conveyance or fraudulent transfer under applicable federal or state law. Subject to the preceding limitation, the obligations of the Guarantor under its Guarantee set forth in Section 13.1 of this Indenture and its Guarantee, if any, endorsed on the Securities constitute a guarantee of payment in full when due and not merely a guarantee of collectability.

                                                                       EXHIBIT F

                [FORM OF GUARANTEE TO BE ENDORSED ON SECURITIES]


                                    GUARANTEE


        For value received, Willamette Industries, Inc., an Oregon corporation (the "Guarantor"), hereby irrevocably and unconditionally guarantees to the Holder of the Security* upon which this Guarantee is endorsed [INSERT IF APPLICABLE--and to the Holder of each Coupon appertaining thereto], and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of [INSERT IF APPLICABLE-- and premium, if any, and interest on] such Security [INSERT IF APPLICABLE--and any Coupons appertaining thereto] (including, without limitation, to the maximum extent permitted by law, interest on any overdue installments of principal [INSERT IF APPLICABLE--, premium, if any, or interest]) [INSERT IF APPLICABLE--and the due and punctual payment of the sinking fund payments provided for pursuant to the terms of such Security], when and as the same shall become due and payable, whether at maturity, upon acceleration, upon repayment or repurchase at the option of the Holders or otherwise, in accordance with the terms of such Security [INSERT IF APPLICABLE-- and the Coupons appertaining thereto] and the Indenture referred to therein. In the case of any failure of the Issuer punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption, upon acceleration, upon repayment or repurchase at the option of the Holder or otherwise, and as if such payment were made by the Issuer.

        The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of the Security upon which this Guarantee is endorsed [INSERT IF APPLICABLE--or any Coupon appertaining thereto] or the Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of any Security [INSERT IF APPLICABLE--or any Coupon appertaining thereto] or by the Trustee with respect to any provisions thereof or of the Indenture, the recovery of any judgment against the Issuer, or any action to enforce the same, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, any right to require the prior disposition of assets of the Issuer to meet its obligations, protest or notice with respect to such Security or the indebtedness evidenced thereby [INSERT IF APPLICABLE--or any Coupon appertaining thereto] [INSERT IF APPLICABLE--or with respect to any sinking fund payment required pursuant to the terms of such Security], and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to the Security upon which it is endorsed [INSERT IF APPLICABLE--or any Coupon appertaining thereto] except by payment in full of the principal of [INSERT IF APPLICABLE--and premium, if any, and interest on] such Security [INSERT IF APPLICABLE--or Coupon, as the case may be] (except to the extent that the Guarantor is released from its obligations under the Indenture and this Guarantee with respect



----------

* References to the "Security" may be changed to refer to the actual type of debt security on which the Guarantee is endorsed.

to the Security upon which this Guarantee is endorsed [INSERT IF APPLICABLE--and any Coupons appertaining thereto] as expressly provided in Section 3.9 of the Indenture). The Guarantor hereby agrees that, in the event of a default in payment of principal of [INSERT IF APPLICABLE--or premium, if any, or interest on] the Security upon which this Guarantee is endorsed [INSERT IF APPLICABLE--or any Coupon appertaining thereto], [INSERT IF APPLICABLE--or a default in any sinking fund payment referred to therein,] legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security [INSERT IF APPLICABLE--or such Coupon, as the case may be,] on the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Issuer.

        The Guarantor shall be subrogated to all rights of the Holders of the Security upon which this Guarantee is endorsed [INSERT IF APPLICABLE--and any Coupons appertaining thereto] against the Issuer in respect of any amounts paid by the Guarantor on account of such Security [INSERT IF APPLICABLE--or any such Coupon] pursuant to the provisions of the Indenture or this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of [INSERT IF APPLICABLE--and premium, if any, and interest on] such Security and all other Securities of the same series [INSERT IF APPLICABLE--and all Coupons appertaining thereto] issued under the Indenture shall have been paid in full or such payment duly provided for.

        All terms used in this Guarantee which are defined in the Indenture referred to in the Security upon which this Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

        [INSERT THE FOLLOWING IF THE ISSUER SHALL HAVE AGREED, PURSUANT TO A REGISTRATION RIGHTS AGREEMENT OR SIMILAR INSTRUMENT OR AGREEMENT, TO PAY ADDITIONAL INTEREST OR TO MAKE SIMILAR PAYMENTS WITH RESPECT TO THE SECURITIES OF THE SERIES UPON WHICH THIS GUARANTEE IS ENDORSED--Pursuant to a [DESCRIBE REGISTRATION RIGHTS AGREEMENT OR SIMILAR INSTRUMENT OR AGREEMENT] (the "[DEFINED TERM FOR AGREEMENT]"), the Holder of the Security upon which this Guarantee is endorsed [INSERT IF APPLICABLE--and any Coupons appertaining thereto] shall be entitled to receive certain [INSERT DESCRIPTION OF ADDITIONAL INTEREST OR SIMILAR PAYMENTS] ("additional interest") on this Security [INSERT IF APPLICABLE--and any Coupons appertaining thereto] upon the terms and subject to the conditions set forth in the [DEFINED TERM FOR AGREEMENT], and the Guarantor's obligations under this Guarantee shall also be deemed to guarantee the due and punctual payment of such additional interest on the same terms and subject to the same conditions as its guarantee of interest on such Security [INSERT IF APPLICABLE--and the Coupons appertaining thereto.]]

        No recourse for the payment of the principal [INSERT IF APPLICABLE--or premium, if any, or interest under] this Guarantee, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Guarantor contained in the Indenture or in this Guarantee or because of any indebtedness evidenced hereby or thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Guarantor or of any successor, either directly or through the Guarantor or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Security upon which this Guarantee is endorsed and as part of the consideration for the issue of such Security.

        The Guarantor and, by its acceptance of the Security upon which this Guarantee is endorsed, the Holder of such Security hereby confirms that it is the intention of all parties that the obligations of the Guarantor under Section
13.1 of the Indenture and the Guarantees endorsed on such Security and on any other Securities issued under the Indenture shall not constitute a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance, fraudulent transfer, bankruptcy, insolvency or other similar laws of any applicable jurisdiction. To effectuate the foregoing intention, the Holder of the Security upon which this Guarantee is endorsed [INSERT IF APPLICABLE--and any Coupons appertaining thereto], by its acceptance thereof, and the Guarantor hereby agree that the obligations of the Guarantor under Section 13.1 of the Indenture and the Guarantee endorsed on such Security are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor, result in the obligations of the Guarantor under
Section 13.1 of the Indenture and the Guarantee endorsed on such Security and on any other Securities issued under the Indenture not constituting a fraudulent conveyance or fraudulent transfer under applicable federal or state law. Subject to the preceding limitation, the obligations of the Guarantor under this Guarantee constitute a guarantee of payment in full when due and not merely a guarantee of collectability.

        This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, except as may otherwise be required by mandatory provisions of law.

        This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature of one of its authorized officers.

        IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed.

Dated:*
                                       WILLAMETTE INDUSTRIES, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



----------

* Each Guarantee shall be dated the date of the Security upon which it is endorsed.